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The date of this Statement of Additional Information is July 1, 2003, revised to September 1, 2003.
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T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST (the "Trust")

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST (the "Trust")

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund—Advisor Class

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

Mailing Address:
T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
1-800-638-5660

Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated July 1, 2003, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

Each fund`s financial statements for the fiscal period ended February 28, 2003, and the report of independent accountants are included in each fund`s Annual Report and incorporated by reference into this Statement of Additional Information.

If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660 and they will be sent to you at no charge. Please read them carefully.

statement of additional information

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C03-043 9/1/03
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TABLE OF CONTENTS

	Page		Page

Capital Stock	81	Portfolio Transactions	69
Code of Ethics	69	Pricing of Securities	73
Custodian	68	Principal Holders of Securities	61
Distributor for the Fund	67	Ratings of Commercial Paper	87
Dividends and Distributions	75	Ratings of Municipal Debt Securities	86
Federal Registration of Shares	83	Ratings of Municipal Notes and Variable Rate Securities	87
Independent Accountants	83	Risk Factors	3
Investment Management Services	62	Risk Factors Associated With a California Portfolio	5
Investment Objectives and Policies	2	Risk Factors Associated With a Florida Portfolio	8
Investment Performance	79	Risk Factors Associated With a Georgia Portfolio	10
Investment Program	19	Risk Factors Associated With a Maryland Portfolio	11
Investment Restrictions	40	Risk Factors Associated With a New Jersey Portfolio	13
Legal Counsel	83	Risk Factors Associated With a New York Portfolio	14
Management of the Fund	43	Risk Factors Associated With a Virginia Portfolio	16
Net Asset Value per Share	75	Risk Factors Associated With Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds and the Equity Portion of Tax-Efficient Balanced Fund	19
Organization of the Fund	82	Tax Status	75
Other Shareholder Services	66	Yield Information	77
Portfolio Management Practices	27

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of each fund`s investment objectives and policies discussed in each fund`s prospectus.

Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund`s operating policies are subject to change by each Board of Directors/Trustees ("Board") without shareholder approval. Each fund`s fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

Investment Company Act of 1940 ("1940 Act")

Securities and Exchange Commission ("SEC")

T. Rowe Price Associates, Inc. ("T. Rowe Price")

Moody`s Investors Service, Inc. ("Moody`s")

Standard & Poor`s Corporation ("S&P")

Internal Revenue Code of 1986 ("Code")

T. Rowe Price International, Inc. ("T. Rowe Price International")

RISK FACTORS

Reference is also made to the sections entitled "Investment Program" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.

All funds (other than Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds)

The funds are designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The funds are not appropriate for qualified retirement plans where income is already tax-deferred.

All funds

Because of their investment policies, the funds may or may not be suitable or appropriate for any particular investor. The funds (except for the Money Funds) are not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the funds will fluctuate based upon market conditions. The Tax-Efficient Balanced Fund will normally have 40-50% of its assets in equity securities. The Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds will normally invest primarily in common stocks. Assets of these funds invested in equity securities will be subject to all of the risks of investing in the stock market. There can, of course, be no assurance that the funds will achieve their investment objectives.

All funds (other than Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds)

Municipal Securities

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody`s, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund`s portfolio would be affected and, in such an event, a fund would reevaluate its investment objectives and policies. Also, recent changes to tax laws broadly lowering tax rates could have a negative impact on the desirability of owning municipal securities.

Although the banks and securities dealers with which the fund will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the fund with respect to such transactions.

After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event would require a sale of such security by the fund. However, T. Rowe Price will consider such events in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody`s, S&P, or Fitch may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the fund`s Board of Directors, determines whether the unrated security is of a quality comparable to that which the fund is allowed to purchase.

Municipal Bond Insurance The funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond`s principal and interest will be paid when due. The guarantee is purchased from a private, nongovernmental insurance company.

There are two types of insured securities that may be purchased by the funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve the bond`s credit rating. By meeting the insurer`s standards and paying an insurance premium based on the bond`s principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

The funds may also purchase bonds that carry secondary insurance purchased by an investor after a bond`s original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond`s interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the fund.

Money Funds

The fund will limit its purchases of portfolio instruments to those U.S. dollar-denominated securities which the fund`s Board of Directors determines present minimal credit risk and which are eligible securities as defined in Rule 2a-7 under the 1940 Act. Eligible securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations ("NRSROs") or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the fund`s Board of Directors. In addition, the fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

Non-Money Funds

Because of their investment policies, these funds may not be suitable or appropriate for any particular investor. The funds are designed for investors who wish to invest in non-money market funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The investment programs of these funds permit the purchase of investment-grade securities that do not meet the high-quality standards of the Money Funds. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yield from such securities normally exceeds those obtainable from higher-quality securities. In addition, the principal value of long-term lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default—that is, the nonpayment of interest and principal by the issuer—than higher-quality investments. The value of the portfolio securities of the non-money funds will fluctuate based upon market conditions. Although these funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. These funds are also not intended to provide a vehicle for short-term trading purposes.

Special Risks of High-Yield Investing Most of the funds can invest in low-quality bonds, commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer`s continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the funds invest in such bonds, achievement of their investment objectives will be more dependent on T. Rowe Price`s credit analysis than would be the case if the funds were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available, and judgment may play a greater role in the valuation process.

California Tax-Free Bond and California Tax-Free Money Funds

RISK FACTORS ASSOCIATED WITH A CALIFORNIA PORTFOLIO

The funds` concentration in debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligations and notes, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.

Debt  The state, its agencies, and local governmental entities issued $49.0 billion in long-term debt in 2002. Approximately 26% was general obligation debt, backed by the taxing power of the issuer, while 74% were revenue bonds and lease-backed obligations, issued for a wide variety of purposes, including transportation, housing, education, electric power, and health care.

As of March 1, 2003, the State of California had approximately $26.5 billion in outstanding general obligation bonds secured by the state`s revenue and taxing power. An additional $11.8 billion in authorized but unissued state general obligation debt remains to be issued to comply with voter initiatives and legislative mandates. Debt service on roughly 13% of the state`s outstanding general obligation debt is met from revenue-producing projects such as water, harbor, and housing facilities. As part of its cash management program, the state regularly issues short-term notes to meet its disbursement requirements in advance of revenue collections. During fiscal 2003, the state issued $12.5 billion in short-term notes for this purpose; during fiscal 2002 the state issued $13.2 billion in revenue anticipation notes and warrants. California also operates a commercial paper program, which it uses to finance construction projects. $1.0 billion of commercial paper was outstanding as of March 1, 2003. The state supports $6.3 billion in lease-purchase obligations attributable to the State Public Works Board and other issuers. These obligations are not backed by the full faith and credit of the state, but instead are subject to annual appropriations from the state`s General Fund.

In addition to the state obligations described above, bonds have been issued by special public authorities in California that are not obligations of the state. These include bonds issued by the California Housing Finance Agency, the Department of Water Resources, the Department of Veterans Affairs, California State University, and the California Transportation Commission.

Economy  California`s economy is the largest among the 50 states and one of the largest in the world. Its population of 35 million as of July 1, 2002, represented over 12% of the United States population. The state`s per capita personal income in 2001 exceeded the U.S. average by 7%. While the State of California benefited from its focus on the high-technology sector during 1999 and 2000, it has suffered through the high-technology slowdown that began in the spring of 2001.

California`s economy suffered through a severe recession during the early 1990s as the effects of a slowdown in the national economy were compounded by federal defense spending cuts and military base closings. From 1994 to 2000, the state was in a steady recovery, exhibiting significant job growth and gains in personal income. Growth stalled in 2001 coincident with the "tech bust"; however, job losses and unemployment levels were moderate in comparison to California`s early 1990s recession. The fallout from the "tech bust" manifested itself in much lower personal income tax receipts at the state level as capital gains, bonuses, and option income dropped off. The level of economic activity within the state is important as it influences the growth or contraction of state and local government revenues available for operations and debt service.

Recessionary influences and the effects of overbuilding in selected areas resulted in a contraction in real estate values in many regions of the state in prior years. All urban areas have shown improvement corresponding to gains in the general economic level. Future declines in property values could have a negative effect on the ability of certain local governments to meet their obligations.

As a state, California is more prone to earthquakes than most other states in the country, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage was estimated at $20 billion. Significant federal aid was received.

Legislative Due to the funds` concentration in the State of California and its municipal issuers, the funds may be affected by certain amendments to the California constitution and state statutes which limit the taxing and spending authority of California governmental entities and may affect their ability to meet their debt service obligations.

In 1978, California voters approved "Proposition 13," adding Article XIIIA to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. In subsequent actions, the state substantially increased its expenditures to provide assistance to its local governments to offset the losses in revenues and to maintain essential local services; in the early 1990s the state phased out most local aid in response to its own fiscal pressures.

Another constitutional amendment, Article XIIIB, was passed by voters in 1979 prohibiting the state from spending revenues beyond its annually adjusted "appropriations limit." Any revenues exceeding this limit must be returned to the taxpayers as a revision in the tax rate or fee schedule over the following two years. Such a refund, in the amount of $1.1 billion, occurred in fiscal year 1987.

Proposition 218, the "Right to Vote on Taxes Act," was approved by voters in 1996. It further restricts the ability of local governments to levy and collect both existing and future taxes, assessments, and fees. In addition to further limiting the financial flexibility of local governments in the state, it also increases the possibility of voter-determined tax rollbacks and repeals. The interpretation and application of this proposition will ultimately be determined by the courts.

An effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt that requires voter approval and pledging future tax revenues toward lease revenue financing that is subject to abatement and does not require voter approval. Lease-backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk. Local governments also raise capital through the use of Mello-Roos, 1915 Act, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

Proposition 98, enacted in 1988, changed the state`s method of funding education for grades below the university level. Under this constitutional amendment, the schools are guaranteed a minimum share of state General Fund revenues. The major effect of Proposition 98 has been to restrict the state`s flexibility to respond to fiscal stress.

Future initiatives, if proposed and adopted, or future court decisions could create renewed pressure on California governments and their ability to raise revenues. The state and its underlying localities have displayed flexibility, however, in overcoming the negative effects of past initiatives.

Financial  The recession of the early 1990s placed California`s finances under pressure. From 1991 through 1995, accumulated deficits were carried over into the following years and the state`s general obligation bonds were downgraded from AAA to A.

Reflecting the trend of economic recovery from 1996-2000, the state`s financial condition improved considerably during this period. Fiscal year 2000 closed with an unrestricted general fund budgetary reserve balance of $7.1 billion. Fiscal year 2001 was closed with an unrestricted general fund budgetary reserve of $5.4 billion. The state was upgraded to the AA level during 2000. Much of this cushion was the result of explosive growth in income tax receipts on capital gains and bonus and stock option income. The combination of a slowing economy, falling equity markets, and the state`s progressive income tax structure led to a substantial drop in the budgetary reserve to a negative $4.4 billion for fiscal year 2002. In addition, the state suffered through an electricity crisis brought about by a flawed attempt at deregulating the electricity industry that resulted in the issuance of $12 billion of power revenue bonds in late 2002 to finance electricity purchases. At this time, large budget gaps are unfolding for fiscal years 2003 and 2004. The Governor`s Mid-May 2003 Budget Revision has closed a $38.2 billion gap through spending reductions, bond issuance, fund transfers, deferrals, and increased taxes and fees; his proposal is under review by state legislators. In February 2003, Moody`s downgraded the state`s general obligation bonds to A2 from A1; in December 2002, S&P downgraded the state`s general obligations to A from A+. Fitch downgraded the state`s general obligation bonds to A from AA in December 2002 as well. While Moody`s and Standard & Poor`s carry a stable outlook on the state`s debt, Fitch has California on Rating Watch Negative. The consequences of the state`s fiscal actions reach beyond its own general obligation bond ratings. Many state agencies and local governments which depend upon state appropriations are vulnerable to cutbacks in funding during recessionary periods.

On December 6, 1994, Orange County filed for protection under Chapter 9 of the U.S. Bankruptcy Code after reports of significant losses in its investment pool. Upon restructuring, the realized losses in the pool were $1.6 billion or 21% of assets. More than 200 public entities, most of which, but not all, are located in Orange County were also depositors in the pool. The county defaulted on a number of its debt obligations. The county emerged from bankruptcy on June 12, 1996. Through a series of long-term financings, it repaid most of its obligations to pool depositors and has become current on its public debt obligations. The balance of claims against the county are payable from any proceeds received from litigation against securities dealers and other parties. The county`s ratings were restored to investment grade in 1998 and were upgraded again in 2000 to 2002.

Sectors  Certain areas of potential investment concentration present unique risks. In 2002, $2 billion of tax-exempt debt issued in California was for public or nonprofit hospitals. A significant portion of the funds` assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state MediCal programs or private insurers. To the extent these third-party payers reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

The funds may from time to time invest in electric revenue issues. The financial performance of these utilities was impacted by the industry moves toward deregulation and increased competition. California`s electric utility restructuring plan, Assembly Bill 1890, permitted direct competition to be phased in between 1998 and 2002. This restructuring plan proved to be flawed as it placed overreliance on the spot market for power purchases during a period of substantial supply and demand imbalance. Municipal utilities, while not subject to the legislation, were faced with competitive market forces and worked to proactively prepare for deregulation. Now that deregulation has been disbanded, municipal utilities face a more traditional set of challenges. In particular, some electric revenue issuers have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Risks include unexpected outages or plant shutdowns or increased Nuclear Regulatory Commission surveillance.

The funds may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

Florida Intermediate Tax-Free Fund

RISK FACTORS ASSOCIATED WITH A FLORIDA PORTFOLIO

The fund`s program of investing primarily in AAA rated Florida municipal bonds should significantly lessen the credit risks that would be associated with a portfolio of lower quality Florida bonds. Nevertheless, the fund`s concentration in securities issued by the State of Florida and its political subdivisions involves greater risk than a fund broadly invested in bonds across many states and municipalities. The credit quality of the fund will depend upon the continued financial strength of the State of Florida and the numerous public bodies, municipalities, and other issuers of debt securities in Florida.

Debt   The State of Florida and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged revenues or charges for a related project, and tax-exempt lease obligations, supported by annual appropriations from the issuer, usually with no implied tax or specific revenue pledge. During 2002, Florida`s state and local governments issued approximately $18.8 billion of debt, an increase of almost 33% from the previous year. Debt issued in 2002 was for a wide variety of public purposes, including transportation, housing, education, health care, and utilities.

As of April 15, 2003, the State of Florida had about $16.6 billion of net tax-supported bonds secured by the state`s full faith and credit and various tax revenue. General obligation bonded debt service accounted for a modest 2.8% of all governmental expenditures in fiscal year 2002. Additionally, the state has another $3.8 billion in outstanding bonds which are secured by limited state taxes and revenues. The state`s General Obligation debt is rated Aa2 by Moody`s, AA+ by S&P, and AA by Fitch as of May 1, 2003. Moody`s changed its outlook on Florida to stable from negative based on recent signs of improvements in the state`s sales tax revenue collections and the state`s tradition of conservative fiscal management. S&P and Fitch affirmed their stable outlook on the state`s credit. Debt issued by the state may only be used to fund capital outlay projects. Florida is not authorized to issue debt to fund operations.

Several agencies of the state are authorized to issue debt that does not represent a pledge of the state`s credit. The Florida Housing Finance Authority and Florida Board of Regents are the largest of such issuers. The principal and interest on bonds issued by these bodies are payable solely from specified revenues such as mortgage repayments and university tuition and fees.

Economy  Florida`s population totals approximately 16.6 million residents, making it the nation`s fourth most populous state. Because of continued in-migration from other states throughout the 1990s, Florida`s population increased at a faster rate than the national average. In 2002, Florida led the nation in job growth, achieving .9% growth over its 2001 level. As of March 2003, Florida`s unemployment rate was low at 5.3% (compared to the national average of 6%). The national recession that began in 2001 has somewhat impacted the Florida economy with regard to its hospitality and transportation business sectors. However, Florida has been able to maintain its strong tourism base as highlighted by the state`s record of 75.5 million visitors in 2002. This number has grown 6.3% since 2000. The increase in tourism in this recessionary market was partially driven by more tourists taking passenger vehicles trips to the state rather than air transportation.

Florida`s employment base continues to be bolstered by the services, trade, and government sectors that employ 31.4%, 23.2%, and 16.5% respectively of the state`s labor force. The services and trade sectors play a prominent role in Florida`s economy because of the state`s global tourism appeal. In 2002, Florida was the only state in the nation to post positive employment growth numbers. The state`s per capita effective buying income levels remain just below the national average.

Legislative  Florida does not have a personal income tax. A constitutional amendment would be required in order to implement such a tax. Although the probability appears very low, the fund cannot rule out the possibility that a personal income tax may be implemented in the future. If such a tax were to be imposed, there is no assurance that interest earned on Florida municipal debt offerings would be exempt from this tax.

Under current Florida law, shares of the fund will be exempt from the state`s intangible personal property tax to the extent that on the annual assessment date (January 1) its assets are solely invested in Florida municipal obligations, U.S. government securities, certain short-term cash investments, or other tax-exempt securities. In recent years, the Florida Legislature began efforts to gradually reduce the intangibles tax. In its 2000 session, the Florida Legislature passed legislation which reduced the intangibles personal property tax rate to its current level of 1 mill or $.01 per thousand dollars. The 2001 Florida Legislature did not cut the tax rate on the intangibles tax; however, it did raise the exemption amount to $250,000 per person from $20,000. This means up to a $500,000 exemption for married couples. Additionally, the legislature granted the same exemption to non-natural Florida residents. However, the state delayed implementing the intangibles tax reduction until July 1, 2003, as it anticipated revenue shortfalls related to the lingering 2001 national recession.

The Florida Constitution limits the total ad valorem property tax that may be levied by each county, municipality, and school district to 10 mills or 1.0% of value. The limit applies only to taxes levied for operating purposes and excludes taxes levied for the payment of bonds. This restricts the operating flexibility of local governments in the state and may result from time to time in budget deficits for some local units.

Financial  The Florida Constitution and Statutes mandate that the state budget as a whole, and each separate fund within the state budget, be kept in balance from currently available revenues each state fiscal year (July 1—June 30). The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any state fund.

The state`s revenue structure is narrowly based, relying on the sales and use tax for about 84% of its general fund revenues. The state initially estimated a fiscal 2002 revenue shortfall of $1.3 billion. However, its sales and use tax receipts outperformed expectations, leading to a slight surplus in general fund operations, maintaining its unreserved general fund balances at around $2 billion, or 9.6% of expenditures. The unreserved general fund balance enables the state to meet its constitutional budget stabilization reserve requirement of 5% of revenues and its goal to maintain a working capital reserve.

The state`s geographic location renders it vulnerable to natural disasters such as hurricanes. While these events can be devastating, the impact can sometimes stimulate the economy. For example, the state`s finances received a substantial boost in fiscal year 1993 resulting from increased economic activity associated with rebuilding efforts after Hurricane Andrew, which hit south Florida on August 24, 1992. In 1996 Florida settled a lawsuit with the tobacco industry in which the state sought to recover the costs associated with tobacco usage by Floridians. The total amount expected to be collected from the tobacco companies through the settlement is estimated to be around $13 billion over 25 years. This money will be used for children`s health coverage, to reimburse the state for smoking-related medical expenses, and for state enforcement efforts in reducing sales of tobacco products. As of June 30, 2002, settlement collections of $3.24 billion have been reported by the state.

In November 1994, state voters passed a proposal to limit state revenue growth to the average annual growth in personal income over the previous five years. This revenue cap excludes revenue to pay certain expenditures, including debt service. The limitation should not pose an onerous burden to the state`s financial performance. However, demand for governmental services continues to increase with increases in population.

Sectors  Certain areas of potential investment concentration present unique risks. For example, a significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of hospital stays, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. Because of the high proportion of elderly residents in Florida, Florida hospitals tend to be highly dependent on Medicare. In addition to the regulations imposed by Medicare, the state also regulates health care. A state board must approve the budgets of all Florida hospitals; certificates of need are required for all significant capital expenditures. The primary management objective is cost control. The inability of some hospitals to achieve adequate cost control while operating in a competitive environment has led to a number of hospital bond defaults.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect the issuer`s financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the electric utility industry.

The fund may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No government support is implied.

Georgia Tax-Free Bond Fund

RISK FACTORS ASSOCIATED WITH A GEORGIA PORTFOLIO

The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Georgia general obligations and state agency issues, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.

Debt The State of Georgia and its local governments issued $6.6 billion in municipal bonds in 2002, a 26.3% increase over 2001. As of May 15, 2003, the state was rated Aaa by Moody`s and AAA by S&P and Fitch. The state`s rating outlook was stable for each rating agency.

The State of Georgia currently has net direct obligations of approximately $6.6 billion. In 1973, a Constitutional Amendment authorizing the issuance of state general obligation ("GO") bonds was implemented. Since the implementation of the amendment, the state has funded most of its capital needs through the issuance of GO bonds. Previously, capital requirements were funded through the issuance of bonds by 10 separate authorities and secured by lease rental agreements and annual state appropriations. Georgia`s Constitution permits the state to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Georgia Constitution imposes certain debt limits and controls. The state`s GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. The state`s GO bonds must have a maximum maturity of 25 years. On May 15, 2003, 66% of the state`s debt was scheduled to be amortized in 10 years or less. Maximum GO debt service requirements are well below the legal limit at 4% of fiscal year 2002 treasury receipts.

The state established "debt affordability" limits which provides that outstanding debt will not exceed 2.7% of personal income or that maximum annual debt service will not exceed 5% of the prior year`s revenues. The state`s near-term debt offerings are projected to maintain its total debt within these levels.

Economy  The State of Georgia is the tenth most populous state with a population of approximately 8.6 million residents, increasing 4% since 2000. The state remains the fastest growing state on the eastern seaboard. The state`s economy underwent strong expansion between 1990 and 2000 including strong job growth in the services, high technology, and air transportation sectors. The recent recession that began in 2001 has slowed Georgia`s economy and has it performing at the pace of the national economy. The services sector continues as the state`s leading employment sector at 27.1% of its total employment. The state`s other leading employment sectors include the trade sector at 17.4%, government at 15.4%, and manufacturing at 14.3%. The Atlanta metropolitan statistical area continues to serve as the state`s economic center, capturing approximately 55% of the state`s employment. This area includes Atlanta, the state`s capitol, and 20 surrounding counties. The next largest metropolitan statistical area is the Columbus-Muscogee area.

The state`s moderate cost of living and research centers provided by its colleges and universities continue to attract a very skilled labor force. The state`s unemployment rate increased to 5.3% in the fourth quarter of calendar 2002, but declined to 4.6% at the end of March 2003 as the state showed signs of coming out of its economic slump. The state`s unemployment rate continues to be well below the nation`s average of 6%. The state`s per capita personal income levels are slightly below the U.S. average at 93.8%. The state`s income levels show more favorably when taking into account costs of living and quality of life indicators.

Financial  The creditworthiness of the portfolio is largely dependent on the financial strength of the State of Georgia and its localities. The state`s strong economic performance has translated into its strong financial performance and the accumulation of substantial reserves.

At the close of fiscal year 2002, the state had almost $879 million of unreserved general fund reserves or about 5.7% of expenditures. In addition to this healthy unreserved general fund balance, the state had a revenue shortfall reserve of about $700 million and a reserve for Mid-year Adjustments of around $147 million. Such strong reserve levels allow financing flexibility and provide very strong safeguards against short-term economic swings. Through the first eight months of fiscal year 2003, the state`s revenue collections are down 3.4% and have been impacted by the slowing economy. The governor has mandated that state agencies cut 5% of their budgets for the fiscal year. The state does not anticipate utilizing its shortfall reserves to cure the pending deficit.

A significant portion of the portfolio`s assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. The fund may purchase obligations issued by public authorities in Georgia which are not backed by the full faith and credit of the state and may or may not be subject to annual appropriations from the state`s general fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

Sectors  Certain areas of potential investment concentration present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of hospital stays, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect issuers` financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

The fund may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, and Maryland Tax-Free Money Funds

RISK FACTORS ASSOCIATED WITH A MARYLAND PORTFOLIO

The funds` concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of Maryland general obligation bonds and debt issued by state agencies, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.

Debt  The State of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The State of Maryland disclosed in its fiscal year 2002 Comprehensive Annual Financial Report ("CAFR") dated June 30, 2002, that it has approximately $3.6 billion in general obligation bonds outstanding. As of May 27, 2003, general obligation debt of the State of Maryland was rated Triple-A by Moody`s, S&P, and

Fitch. There is no general debt limit imposed by the state constitution or public general laws. The state constitution imposes a 15-year maturity limit on state general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the state to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the state has not made use of this authority.

Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The Community Development Administration of the Department of Housing and Community Development, the Maryland Water Quality Financing Administration of the Department of Environment, the Maryland State Lottery Agency, certain state higher education institutions, the Maryland Stadium Authority, the Maryland Food Center Authority, and the Maryland Environmental Service have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.

Economy  The Maryland Board of Revenue Estimates reports that, according to several measures, the state`s economy had outperformed the nation during the nationwide slowdown. The slowdown is apparent in reduced employment and personal income growth. However, the extent of the reduction has not been as severe in Maryland as in other states. One reason for this is Maryland`s limited exposure to the manufacturing sector, which has been hard hit by current economic conditions.

Financial  To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland and its localities. The state continues to demonstrate a conservative approach to managing its finances but has not been immune to the national economic downturn. Fiscal year 2002 concluded with a general fund operating deficit and the general fund balance declined from $2.5 billion to $1.6 billion, representing a still-solid 11% of general fund expenditures. The decline is attributable to the final year of a phased-in income tax reduction, a decrease in capital gains revenue and interest income, and increased spending for education, welfare and medical assistance services, as well as land preservation programs. Since this time, revenue growth has basically stalled and expenditures have risen. The Governor and legislature have been working on resolving budget gaps for FY03 and FY04. Efforts are focused on a balanced approach, with limited use of one-time transfers from other funds, and maintaining sufficient reserves.

Sectors  Investment concentration in a particular sector can present unique risks. A significant portion of the funds` assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms. At the present time, Maryland hospitals operate under a system in which reimbursement is determined by a state-administered set of rates and charges that applies to all payors. A federal waiver also allows this system to be applied to Medicare reimbursement rather than the Federal Diagnosis-Related Group ("DRG") system required elsewhere. In order to maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1980 must remain below that of U.S. hospitals overall. From 1983 through 1992, the rate of increase for Maryland hospitals was below the national average; for the seven years from 1993 through 1999, Maryland hospital costs grew faster than the national rate, although the cumulative rate of increase since the base year is still below the national average. Any loss of the Medicare waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.

The funds may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect the issuer`s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The funds may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

New Jersey Tax-Free Bond Fund

RISK FACTORS ASSOCIATED WITH A NEW JERSEY PORTFOLIO

The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of New Jersey general obligation bonds and debt issued by state agencies, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.

Debt  As of May 1, 2003, general obligation debt of the State is rated Aa2 by Moody`s, AA by S&P, and AA by Fitch. Over the past year, New Jersey`s credit rating has been lowered by Moody`s and Fitch from Aa1 and AA+, respectively. Moody`s outlook is negative, and Fitch has placed its rating on credit watch negative. This suggests that additional downgrades may occur. All three rating agencies have expressed concern over the extent of the State`s revenue shortfall during the national economic slowdown. The downgrades also reflect the belief that the State will need several years to return to budgetary balance.

The State of New Jersey and its local governments issue two basic types of debt: general obligation bonds, which are backed by the unlimited taxing power of the issuer, and revenue bonds, which are secured by specific pledged fees or charges, often from a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge. The credit risks of all vary with the obligation`s structure and ultimate obligor.

The State of New Jersey disclosed in its CAFR dated November 27, 2002, for the fiscal year ending June 30, 2002, that approximately $17.2 billion in state long-term debt obligations were outstanding, an increase in bonded debt of $555.9 million. This debt figure includes state guarantees on the principal and interest payments on certain bonds issued by the New Jersey Sports and Exposition Authority and annual appropriations for installment obligations, capital leases, and certificates of participation. The state may also be required to provide appropriations to meet a deficiency in debt service payments for the South Jersey Port Corporation and the New Jersey Housing and Mortgage Finance Agency.

Many agencies of the state government are authorized to borrow money under legislation that expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The New Jersey Building Authority, New Jersey Transportation Trust Fund Authority, New Jersey Economic Development Authority, New Jersey Educational Facilities Authority, New Jersey Health Care Facilities Financing Authority, New Jersey Highway Authority, New Jersey Housing and Mortgage Finance Agency, New Jersey Sports and Exposition Authority, New Jersey Transit Corporation, and New Jersey Turnpike Authority have outstanding bonds of this nature.

Economy  While New Jersey employment increased by 27,200 during calendar year 2001, by December, the state`s employment picture closely resembled that of the nation as a whole. Total jobs peaked in February 2001 and declined steadily thereafter. Personal income is important to watch as nearly all debt, directly or indirectly, is paid from the income of individuals. Personal income grew an estimated 3% during calendar year 2001, but slowed to a 2%-2.5% rate of increase during the first half of 2002. Fewer employment opportunities, falling bonuses in the financial sector, and reduced wage increases in both private and public sector employment markets account for the decrease.

Financial  To a large degree, the credit risk of the portfolio is linked to the financial strength of the State of New Jersey and its localities. Fiscal year 2002 was a disappointing year for the state, in that overall revenue collections were $387 million below those of 2001. Three taxes comprise over two-thirds of the state`s total receipts: the gross income tax, the sales and use tax, and the corporate business tax. The first two are roughly one-third each of total receipts. Economic weakness resulted in an anemic increase in sales tax collections, more than offset by substantial declines in gross income and corporate business taxes.

The state is anticipating slight economic growth in fiscal year 2003. Overall tax receipts are expected to climb somewhat, and the state has restructured its corporate business tax. However, there are many uncertainties in the economic outlook and a recovery has been predicted before and not materialized.

Sectors  Investment concentration in a particular sector can present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten patients` length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital`s revenues, common to all hospitals is reliance to some degree on third-party reimbursement sources such as the federal Medicare or Medicaid programs and private insurers. An individual hospital may be affected to the extent these payors reduce their reimbursements. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

The fund may invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Such risks include increased regulation and associated expense, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may deteriorate from increased competition and deregulation in the industry.

The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through government conduits, such as the New Jersey Economic Development Authority and various local issuers, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties.

The fund may participate in solid waste projects. A number of counties and utility authorities in the state have issued several billion dollars of bonds to fund incinerator projects and solid waste projects. A federal decision that struck down New Jersey`s system of solid waste flow control increases the potential risk of default absent a legislative solution or some form of subsidy from local or state governments.

New York Tax-Free Bond and New York Tax-Free Money Funds

RISK FACTORS ASSOCIATED WITH A NEW YORK PORTFOLIO

In addition to State of New York general obligation bonds and debt issued by state agencies, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics. In spite of holding many different issuers, all will be entities in the State of New York. Concentration in the debt obligations of one state translates into higher risk than a portfolio that is more geographically diversified.

The funds` ability to maintain credit quality is primarily dependent upon the ability and willingness of New York issuers to meet their debt service obligations in a timely fashion. In 1975, the state, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and loss of access to the public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets restored. During the early 1990s, the state and the city confronted renewed fiscal pressure, though both experienced financial relief by the latter part of the decade from a strong national economy and high profits and bonus income in the financial services. The state and the city are again grappling with a very difficult budgetary environment. Revenues, particularly those associated with income taxes, have fallen far short of expectations, even as expenditures have continued to rise. The state and city project that an economic recovery will be underway by 2004, but their projections are subject to uncertainty, particularly in a rapidly changing geopolitical environment.

On September 11, 2001, hijackers flew two passenger jetliners into the World Trade Center. The attack destroyed the World Trade Center, damaged other buildings, and caused significant loss of life. The economic dislocation to the state and especially New York City has been substantial. In spite of additional federal and state money to offset the economic impact and for increased security, the city is still feeling the aftereffects of the attack. Some of the economic activity present before the attack may never return, as firms displaced by the event may choose to relocate to another state or do not recover.

New York State

The State of New York disclosed in its fiscal year 2002 CAFR dated July 19, 2002, that it had $4.14 billion in general obligation bonds outstanding. As of May 1, 2003, the state`s general obligation debt was rated AA by both S&P and Fitch and A2 by Moody`s. In addition, the state has entered into lease purchase agreements as well as contractual obligation financing arrangements with certain municipal entities to finance various capital projects totaling $32.36 million. A third important vehicle for the achievement of many state goals are its public benefit corporations. The public benefit corporations had outstanding $56 billion in debt as of fiscal year end 2002. After its fiscal crisis of the mid-70s, New York State maintained balanced operations on a cash basis, although by 1992 it had built up an accumulated general fund deficit of over $6 billion on a Generally Accepted Accounting Principles ("GAAP") basis. This deficit consisted mainly of overdue tax refunds and payments due localities. To resolve its accumulated general fund deficit, the state established the Local Government Assistance Corporation ("LGAC") in 1990. A total of approximately $5 billion in LGAC bonds have been issued. The proceeds of these bonds were used to provide the state`s assistance to localities and school districts, enabling the state to reduce its accumulated general fund deficit. As of fiscal year-end March 31, 2002, $4.6 billion of LGAC debt was outstanding.

Certain authorities are more heavily reliant on annual direct state support such as the Urban Development Authority ("UDC"), a public benefit corporation now known as the Empire State Development Corporation. In February 1975, the UDC defaulted on approximately $1 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority, through which the state provided assistance to the UDC, including support for debt service. Since then, there have been no other defaults by state authorities.

To a large degree, the risk of the portfolio is dependent on the financial strength of the State of New York and its localities. The state`s economy had been showing signs of reduced growth due to the national economic slowdown even before the events of September 11 occurred. During the first four months of 2002, while employment in the nation fell 1.2%, employment in New York State slipped 1.5%, ranking it 44th amongst all states. The state`s reliance on the securities industry, which though only 2.4% of all employment accounts for 12.4% of all wages, served it well during the boom years of the late 1990s, but haunted it during the down-sizing that came from 2001 and that continues even to 2003. Lay-offs throughout the state`s employment base shrank personal income tax revenues and increased social service costs. The state`s Comptroller reported a $3.4 billion operating deficit in its general fund in fiscal year 2002. The state faces substantial budget gaps for the 2004, 2005, and 2006 fiscal years. With most reserves exhausted, the state`s leadership is struggling to match revenues to expenditures. As of this writing, the state still did not have a budget for the 2004 fiscal year, which began on 1 April, 2003, though discussions between the legislative and executive branches were in progress. Economic growth is projected to generally improve in calendar year 2004, but the state`s economic recovery is expected to lag the nation, as it has in the past.

New York City

The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the City`s short-term obligations. The most important contribution to the city`s fiscal recovery was the creation of the Municipal Assistance Corporation ("MAC") for the City of New York. Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase city bonds and notes. Although investors shunned MAC bonds at first, the program has proven to be very successful.

The city has been hit hard by layoffs in the finance and securities sector. Some 160,000 jobs have been lost since December 2000 with 30,000 in 2002 alone. The unemployment rate in December 2002 was 8.2%, up from 7.1% the year before and higher than the state`s 6.3% and the nation`s 6%. The higher unemployment has resulted in additional cash flow needs for social services. Debt service as a percent of city expenditures is high and will grow higher over the next three years.

The city anticipates a slow recovery, lending a measure of conservativism to its forecasts. Personal income is expected to increase only 1.3% in 2003 after a loss of 0.9% in 2002. 2004 recovery is expected to be strong, though, at 5.4% and about 5% per year thereafter. More job losses are expected in 2003, another 57,000, but gains of 50,000 to 40,000 per year thereafter through 2007.

The city is currently anticipating a slight surplus in 2003, partially achieved by bonding out some of the costs associated with the World Trade Center tragedy. This surplus will alleviate somewhat fiscal year 2004`s anticipated $3 billion budget shortfall, but not those projected for 2005 and 2006. Most recent news from the state capital in Albany provides some reassurance, in that it appears that the city will receive permission to raise several local taxes to provide sufficient revenues for its increased expenditures.

As of May 1, 2003, general obligation debt of the city is rated A by S&P, A+ by Fitch, and A2 by Moody`s. Both Moody`s and S&P have placed the city`s credit rating on negative outlook.

Sectors  A significant portion of the fund`s assets may be invested in health care issues. For over a decade, hospitals have been under significant pressure to reduce expenses and shorten patients` length of stay, which has negatively affected the financial health of many hospitals. While each hospital bond issue is secured by the individual hospital`s revenues, third-party reimbursement sources such as the Federal Medicare, state Medicaid programs, and private insurers are common to all hospitals. To the extent these third-party payors reduce their reimbursements for health services, individual hospitals will be affected. The state`s support for Medicaid and health services has receded. Under health care reforms implemented over the past five years, hospitals are permitted to negotiate inpatient payment rates with private payors. In addition, the federal balanced budget act of 1997 contains provisions to reduce Medicare expenditures. These pressures have accelerated a trend of hospital mergers and acquisitions and present risks and opportunities for health care institutions and fund investors.

The funds may invest in private activity bond issues issued for corporate and nonprofit borrowers. These issues, sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. Obligations issued in other states through similar conduits have defaulted in the past as a result of borrower financial difficulties.

The fund may invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Such risks include increased regulation and associated expense, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may deteriorate from increased competition and deregulation in the industry.

Virginia Tax-Free Bond Fund

RISK FACTORS ASSOCIATED WITH A VIRGINIA PORTFOLIO

The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to Commonwealth of Virginia general obligations and agency issues, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.

Debt  The Commonwealth of Virginia and its local governments issued $6.9 billion of municipal bonds in 2002, including general obligation debt backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond category are tax-exempt lease obligations that are subject to annual appropriations of a governmental body to meet debt service, usually with no implied tax or specific revenue pledge. Debt issued in 2002 was for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development.

As of June 30, 2002, the Commonwealth of Virginia had $1.0 billion of outstanding general obligation bonds secured by the Commonwealth`s revenue and taxing power, a modest amount compared to many other states. Under state law, general obligation debt is limited to 1.15 times the average of the preceding three years` income tax and sales and use tax collections. The Commonwealth`s outstanding general obligation debt is well below that limit and approximately 75% of the debt service is actually met from revenue-producing capital projects such as universities and toll roads.

The Commonwealth also supports $2.6 billion in debt issued by the Virginia Public Building Authority, the Commonwealth Transportation Board, the Virginia College Building Authority, the Virginia Biotechnology Research Park Authority, the Virginia Port Authority, and the Innovative Technology Authority for

transportation purposes. These bonds are not backed by the full faith and credit of the Commonwealth but instead are subject to annual appropriations from the Commonwealth`s General Fund.

In addition to the Commonwealth and public authorities described above, an additional $8.0 billion in bonds has been issued by special public authorities in Virginia that are not obligations of the Commonwealth. These bonds include debt issued by the Virginia Public School Authority, the Virginia Resources Authority, and the Virginia Housing Development Authority.

Economy  The Commonwealth of Virginia has a population of approximately 7.2 million, making it the twelfth largest state. Since the 1930s the Commonwealth`s population has grown at a rate near or exceeding the national average. Stable to strong economic growth during the 1990s was led by the Northern Virginia area outside of Washington, D.C., where nearly a third of the Commonwealth`s population is concentrated. The next largest metropolitan area is the Norfolk-Virginia Beach-Newport News area, followed by the Richmond-Petersburg area, including the Commonwealth`s capital of Richmond. The Commonwealth`s economy is broadly based, with a large concentration in service and governmental jobs, followed by manufacturing. Virginia has significant concentrations of high-technology employers, predominantly in Northern Virginia. Per capita income exceeds national averages while unemployment figures have consistently tracked below national averages.

Financial  To a large degree, the risk of the portfolio is dependent on the financial strength of the Commonwealth of Virginia and its localities. Virginia is rated AAA by Moody`s, S&P, and Fitch. While S&P and Fitch maintained stable outlooks, Moody`s revised its outlook to negative in December 2001. Moody`s outlook change was coincident with Virginia`s announcement of a sizable budget gap brought about by slowing revenues and rising expenditures. Governor Warner and the Virginia Assembly have since closed this budget gap by cutting expenditures and allowing transfers from the Revenue Stabilization Fund. In addition, the car tax relief program was frozen at 70%. The Revenue Stabilization Fund is specifically earmarked to cushion against such a slowdown as Virginia has recently experienced.

The Commonwealth`s budget is prepared on a biennial basis. From 1970 through 2000, the General Fund showed a positive balance for all of its two-year budgetary periods. The national recession and its negative effects on Virginia`s personal income tax collections did, however, force the Commonwealth to draw down its general fund balances in 1992, 2001, and 2002. On June 30, 2002, the revenue stabilization fund totaled $472 million, representing 4% of revenues.

A significant portion of the fund`s assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Virginia are primarily reliant on independent revenue sources such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity.

Sectors  Certain areas of potential investment concentration present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital`s revenues, third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief.

The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

All funds

Puerto Rico  From time to time the funds invest in obligations of Puerto Rico and its public corporations, which are exempt from federal, state, and city or local income taxes. As of May 1, 2003, general obligation debt of the Commonwealth is rated Baa1 by Moody`s and A- by S&P. S&P`s outlook on the Commonwealth`s rating is negative. The majority of the Commonwealth`s debt is issued by the major public agencies that are responsible for many of the island`s public functions, such as water, wastewater, highways, electric power, and education. Most recent figures from the Commonwealth state that public sector debt, including public corporations, totals $30.4 billion. Though this amount would be exceptionally high for a state, the figure includes all debt that the Commonwealth issues for its municipalities. The Commonwealth monitors its debt issuance on an ongoing basis by comparing the rate of growth of its debt to the rate of growth of its gross product. The two have been fairly evenly matched over the past five years, with total debt increasing by 30.2% and gross product by 28.7%. Since debt authorized for fiscal year 2004 is $540 million, up from the $500 million authorized for 2003, and because the economy is struggling through a slow period, the gap may widen further.

Annual real gross product growth of over 2% took place from 1997-2001, but slowed to 2.3% in 2001. Real GDP contracted by 0.2% in 2002. The Commonwealth forecasts slight expansion in 2003, accelerating to 2.5% in 2004. Growth can be attributed to a favorable and strong relationship with the United States, continuing economic development programs that are restructuring the economy, and increases in the level of federal transfers. The Commonwealth is vulnerable to an economic downturn in the U.S. because of its tight linkage to the mainland—54% of all imports are from and 88% of all exports are to the mainland. Manufacturing, especially of pharmaceuticals, is very important, as it accounts for 40% of gross product and 14% of employment. Services, including tourism, are second, representing 39% of gross product and 48% of employment. Though hourly wages in the Commonwealth`s manufacturing sector were 67% of those of the mainland as of December 31, 2002, Puerto Rico still faces employment flight to less developed countries. Higher value-added manufacturing such as pharmaceuticals, which is 59% of manufacturing, has held its ground, but more labor-intensive industries like textiles, tuna canning, and leather products have suffered. Overall manufacturing jobs fell 6.4% in 2002 as a result.

As mentioned above, tourism is very important to the Commonwealth. San Juan is the largest homeport for cruise ships in the Caribbean and the fourth largest in the world. Visitors` expenditures were 3.5% of gross product in 2002 and 4% of gross product in 2001. The prominence of tourism represents another risk factor. After the September 11 tragedy, hotel occupancy rates fell to 64% from 70% in 2001. Occupancy rates are showing some recovery: there was a slight rise during the first seven months of the year even after annual growth of 3-4% per year in the number of rooms available for rent.

The Commonwealth`s economy is also vulnerable to oil prices since 99% of its energy generating capacity is oil-fired. To address this issue, the Electric Power Authority recently completed a natural gas plant and a coal-fired facility, which, together, should reduce oil`s share of capacity to 70%.

For many years, U.S. companies operating in Puerto Rico were eligible to receive a special tax credit available under Section 936 of the federal tax code. Section 936 entitled certain corporations to credit income derived from business activities in the Commonwealth against their United States corporate income tax and spurred significant expansion in capital intensive manufacturing. However, federal tax legislation passed in 1993 and 1996 decreased the tax benefits and will eliminate them altogether in the 2006 tax year. At present, the impact of the phaseouts over the short and long term is impossible to forecast.

The Commonwealth and the United States are tied to each other politically as well as economically. The Commonwealth came under U.S. sovereignty pursuant to the Treaty of Paris signed in 1898, which ended the Spanish-American War. Puerto Ricans have been citizens of the U.S. since 1917. Since 1952, Puerto Ricans have had their own constitution, approved in a special referendum by the people of Puerto Rico and by the U.S. Congress and President. The future political status of the Commonwealth within the United States remains unclear, though. The U.S. House of Representatives voted in March 1998 in favor of a political status act and Puerto Rico held a referendum later that year to determine whether it would preserve its Commonwealth status or transition to becoming a state, but, of the voting options available, a majority of voters opted for the choice labeled "None of the Above."

RISK FACTORS ASSOCIATED WITH Tax-Efficient Growth and Tax-Efficient

Multi-Cap growth funds and the equity portion of tax-efficient balanced fund

Foreign securities

The fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.

Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.

INVESTMENT PROGRAM

Types of Securities

Set forth below is additional information about certain of the investments described in each fund`s prospectus.

All funds (other than Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds)

Municipal Securities

Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, the fund`s portfolio may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of the fund`s assets invested in any particular type of municipal security can be expected to vary.

The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions .of the United States and the District of Columbia and their political subdivisions, agencies, and .instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal., ,state, and/or city or local, if applicable, income tax. In determining the tax-exempt status of a municipal security, the fund relies on the opinion of the issuer`s bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and, as a result, the interest received by the fund from such a security might not be exempt from federal income tax.

Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.

Municipal Notes

Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

  Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use, and business taxes, and are payable from these specific future taxes.

  Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues, or water and sewer charges, that are used to pay off the notes.

  Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

  Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

  Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and prerefunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an industrial development bond.

  General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer`s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

  Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility or enterprise or, in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

  Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state`s ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

  Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower`s pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the fund`s Board determines such securities are illiquid, they will be subject to the fund`s limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

  The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the rating assigned to the obligation by an established rating agency or T. Rowe Price.

  Prerefunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "prerefunded" or "escrowed to maturity" and are considered high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a fund`s investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the fund, be considered an investment in U.S. Treasury securities.

  Private Activity Bonds Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

  The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds, and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

  Industrial Development Bonds Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility`s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

  Adjustable Rate Securities

  Municipal securities may be issued with adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

  Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the 1940 Act, (1) a variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest; (2) a variable rate instrument is subject to a demand feature, which entitles the purchaser to receive the principal amount of the underlying security or securities either (i) upon notice of usually 30 days, or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days` notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (3) an instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions of such rule.

  Floating Rate Securities Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the 1940 Act, (1) the maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made; and (2) floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions of such rule.

  Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

  Participation Interests The fund may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker, or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

  In the case of longer-term bonds, the fund may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

  The fund will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the fund holds participation interests is exempt from federal income tax to the fund. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

  Bond and Tax-Efficient Balanced Funds

  Residual Interest Bonds are a type of high-risk derivative. The fund may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 7- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows.

  Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

  Swap Agreements

  The fund may enter into interest rate, index, total return, credit, and, to the extent it may invest in foreign currency-denominated securities, currency rate swap agreements. The fund may also enter into options on swap agreements ("swap options") on the types of swaps listed above.

  Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, index, or currency. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The fund may write (sell) and purchase put and call swap options.

  One example of the use of swaps within a fund may be to manage the interest rate sensitivity of the fund. The fund might receive or pay a fixed-rate interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the fund. Or, the fund may buy or sell swap options to effect the same result. The fund may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

  Another example is the use of credit default swaps to buy or sell credit protection. A default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s). The fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the default swap market. The credit protection market is still relatively new and should be considered illiquid.

  Most swap agreements entered into by the fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the fund`s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The fund`s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by T. Rowe Price.

  The use of swap agreements by the fund entails certain risks. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

  The fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swap option it will become obligated, upon exercise of the option, according to the terms of the underlying agreement.

  Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund`s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the fund may invest in these securities.

  All funds (other than Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds)

  When-Issued Securities

  New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. The fund will maintain cash, high-grade marketable debt securities, or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a fund`s portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a fund remains fully invested or almost fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the money funds, this could increase the possibility that the market value of the fund`s assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, a fund will meet its obligations from then-available cash flow, sale of securities, or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by a fund upon notice to its shareholders.

  All funds (other than the Money, Tax-Efficient Growth, and Tax-Efficient Multi-Cap Growth Funds)

  Forwards

  The fund may purchase bonds on a when-issued basis with longer-than-standard settlement dates, in some cases exceeding one to two years. In such cases, the fund must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.

  All funds (other than Tax-Efficient Funds)

  Investment in Taxable Money Market Securities

  Although the fund expects to be solely invested in municipal securities, for temporary defensive purposes it may elect to invest in the taxable money market securities listed next (without limitation) when such action is deemed to be in the best interests of shareholders. The interest earned on these money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income.

  U.S. Government Obligations  Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  U.S. Government Agency Securities  Issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  Bank Obligations  Certificates of deposit, banker`s acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker`s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  Short-Term Corporate Debt Securities Short-term corporate debt securities rated at least AA by S&P, Moody`s, or Fitch.

  Commercial Paper Paper rated A-2 or better by S&P, Prime-2 or better by Moody`s, or F-2 or better by Fitch, or, if not rated, issued by a corporation having an outstanding debt issue rated A or better by Moody`s, S&P, or Fitch and, with respect to the Money Funds, is of equivalent investment quality as determined by the Board of Directors.

  Tax-Efficient Funds

  Hybrid Instruments

  Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "hybrid instruments"). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

  Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

  The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

  Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

  Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

  The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund. Accordingly, the fund will limit its investments in hybrid instruments to 10% of total assets. However, because of their volatility, it is possible that the fund`s investment in hybrid instruments will account for more than 10% of the fund`s return (positive or negative).

  Warrants

  The fund may acquire warrants. Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

  All funds

  Illiquid or Restricted Securities

  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund`s Board. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% (10% for Money Funds) of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

  Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the fund`s Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund`s restriction of investing no more than 15% (10% for Money Funds) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund`s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% (10% for Money Funds) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund`s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

  PORTFOLIO MANAGEMENT PRACTICES

  Lending of Portfolio Securities

  Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. The collateral, in turn, is invested in short-term securities. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the fund employs an agent to implement its securities lending program and the agent receives a fee from the fund for its services. The fund has a right to call each loan and obtain the securities within such period of time that coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the fund bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

  Interfund Borrowing and Lending

  All funds (Borrowing)

  The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Price Funds.

  Tax-Efficient Funds (Lending)

  The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to lend money to Price Funds. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Price Funds.

  Repurchase Agreements

  The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price`s approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements, which do not provide for payment within seven days, will be treated as illiquid securities. The fund will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) which the fund`s investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b)

  possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

  Reverse Repurchase Agreements

  Although the fund has no current intention of engaging in reverse repurchase agreements, the fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the fund, subject to Investment Restriction (1). (See "Investment Restrictions.")

  Money Market Reserves

  Tax-Efficient Funds

  The fund may invest its cash reserves primarily in one or more money market funds established for the .exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price. Currently, two .such money market funds are in operation: T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe .Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment .Funds, Inc..Additional series may be created in the future. These funds were created and operate under an exemptive order issued by the SEC.

  Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

  RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF nor GRF pays an advisory fee to the investment manager, they will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

  Neither fund is insured or guaranteed by the FDIC or any other government agency. Although the funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.

  Options on Securities

  Options are another type of potentially high-risk derivative.

  Bond and Money Funds

  The fund has no current intention of investing in options on securities, although it reserves the right to do so. Appropriate disclosure would be added to the fund`s prospectus and Statement of Additional Information when and if the fund decides to invest in options.

  Tax-Efficient Funds

  Writing Covered Call Options

  The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income, which should serve to enhance the fund`s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price`s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

  A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

  The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain, with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC, having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

  Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund`s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do) but capable of enhancing the fund`s total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one that owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund`s policy, which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund`s loss could be significant.

  The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

  Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

  Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

  The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

  The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund`s total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.

  Writing Covered Put Options

  The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

  The fund would write put options only on a covered basis. This means that the fund would maintain, in a segregated account, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price. Alternatively, the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

  The fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund`s portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

  The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund`s total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

  The premium received by the fund for writing covered put options will be recorded as a liability of the fund. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of the closing bid and ask prices.

  Purchasing Put Options

  The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

  The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security`s market price or currency`s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

  The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

  The fund will not commit more than 5% of its assets to premiums when purchasing put options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

  Purchasing Call Options

  The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

  Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

  The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

  The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the fund when purchasing a call option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

  Dealer (Over-the-Counter) Options

  The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

  Exchange-traded options generally have a continuous liquid market, while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the counter-party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund`s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

  The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  Futures Contracts

  All funds (other than the Money Funds)

  Futures contracts are a type of potentially high-risk derivative.

  Transactions in Futures

  The bond funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

  The Tax-Efficient Funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

  Stock index futures contracts may be used to provide a hedge for a portion of the fund`s portfolio, as a cash management tool, or as an efficient way for T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund`s portfolio successfully, the fund must sell futures contracts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund`s portfolio securities.

  Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

  The fund will enter into futures contracts, which are traded on national (and for the Tax-Efficient Funds, foreign) futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low-cost means of implementing the fund`s objectives in these areas.

  Regulatory Limitations

  If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board without a shareholder vote and does not limit the percentage of the fund`s assets at risk to 5%.

  In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund`s assets to cover or identified accounts could impede portfolio management or the fund`s ability to meet redemption requests or other current obligations.

  If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

  Trading in Futures Contracts

  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

  Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund`s open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

  Financial futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require a payment by the fund ("variation margin") to restore the margin account to the amount of the initial margin.

  Subsequent payments ("mark-to-market payments") to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the fund will pay the amount of the daily change in value to the broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the broker will pay the amount of the daily change in value to the fund.

  Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

  As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

  For example, the S&P 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

  Special Risks of Transactions in Futures Contracts

  Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

  Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day`s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions, which would operate to terminate the fund`s position in the futures contracts. Final determinations of mark-to-market payments would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

  Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily mark-to-market and variation margin payments. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  Hedging Risk A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or economic events. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund`s underlying instruments sought to be hedged.

  Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price`s ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance, and the value of the underlying instruments held in the fund`s portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the fund`s portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily mark-to-market and variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

  In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

  Options on Futures Contracts

  All funds (other than the Money Funds)

  The fund may purchase and sell options on the same types of futures in which it may invest.

  Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer`s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

  Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the fund will retain the full amount of the option premium, which provides a partial hedge against any increase that may have occurred in the price of the debt securities the fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the fund intends to acquire.

  As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other T. Rowe Price funds in a fair and nondiscriminatory manner.

  Bond and Tax-Efficient Balanced Funds

  The fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe Price, there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.

  The fund may purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates and the consequent decline in the prices of the municipal securities it owns. The fund will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the fund`s portfolio. If the futures price at expiration of a written call option is below the exercise price, the fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the fund`s holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the fund`s portfolio which were being hedged.

  Tax-Efficient Funds

  As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

  Special Risks of Transactions in Options on Futures Contracts

  The risks described under "Special Risks of Transactions in Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit initial margin and maintain mark-to-market payments in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument, or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures, which may interfere with the timely execution of customers` orders.

  In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that if the movements in the price of options on futures contracts and the value of the call increase by more than the increase in the value of the securities held as cover, the fund may realize a loss on the call, which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

  The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

  General Considerations Transactions by the fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade, or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, boards of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

  Additional Futures and Options Contracts

  Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

  Foreign Futures and Options

  Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC`s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the fund for foreign futures or foreign options transactions may not be provided the same protections as funds received for transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the fund`s order is placed and the time it is liquidated, offset, or exercised.

  Foreign Currency Transactions

  Tax-Efficient Funds

  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The fund`s use of such contracts would include, but not be limited to, the following:

  First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

  Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund`s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the fund will be served.

  The fund may enter into forward contacts for any other purpose consistent with the fund`s investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund`s holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the fund may net offsetting positions.

  At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

  If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the fund`s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The fund`s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

  Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

  Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign Exchange Contracts

  The fund may enter into certain options, futures, foreign exchange contracts (Tax-Efficient Funds only), and swaps including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

  Transactions considered Section 1256 contracts will be considered to have been closed at the end of the fund`s fiscal year, and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss, regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders, even though it may not have closed the transaction and received cash to pay such distributions.

  Options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

  Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

  In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from options, futures, or forward foreign exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

  Entering into certain options, futures contracts, swaps, or forward foreign exchange contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.

  The Internal Revenue Service has issued a notice proposing alternative methods for the inclusion or deduction of certain payments made under swap contracts. Although not anticipated, it is possible that final rules could result in changes to the amounts recorded by the fund, potentially impacting the tax results of the fund.

  All funds

  INVESTMENT RESTRICTIONS

  Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the fund`s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund`s outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund`s Board without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund`s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund`s prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.

  Fundamental Policies

  As a matter of fundamental policy, the fund may not:

  Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund`s investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33xb6 /xb8 % of the value of the fund`s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

  Commodities Purchase or sell physical commodities, except that the funds (other than the Money Funds) may enter into futures contracts and options thereon;

  Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry;

  Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33xb6 /xb8 % of the value of the fund`s total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

  Percent Limit on Assets Invested in Any One Issuer.(California, Tax-Efficient Balanced, Tax-Efficient .Multi-Cap Growth, Tax-Efficient Growth, Tax-Exempt Money, Tax-Free High Yield, Tax-Free Income, Tax-.Free Intermediate Bond, and Tax-Free Short-Intermediate Funds Only).Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund`s total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

  Percent Limit on Share Ownership of Any One Issuer.(California, Tax-Efficient Balanced, Tax-Efficient .Multi-Cap Growth, Tax-Efficient Growth, Tax-Exempt Money, Tax-Free High Yield, Tax-Free Income, Tax-.Free Intermediate Bond, and Tax-Free Short-Intermediate Funds Only).Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

  Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

  Senior Securities Issue senior securities except in compliance with the 1940 Act;

  Taxable Securities (All funds except Tax-Efficient Funds) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the fund`s income would be exempt from federal and, if applicable, any state, city, or local income tax. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund`s income would be subject to the AMT; or

  Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

  NOTES

  The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

  With respect to investment restriction (1), the Money Funds have no current intention of engaging in any borrowing transactions.

  With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

  For purposes of investment restriction (3):

  U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

  For the equity securities of the Tax-Efficient Funds, industries are determined by reference to the classifications of industries and sub-industries set forth in the Morgan Stanley Capital International/Standard & Poor`s Global Industry Classification Standard. For the other funds, industries are determined by reference to the classifications of industries and sub-industries set forth in the fund`s semiannual and annual reports.

  It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction.

  For as long as this staff position is in effect, the fund will not invest more than 25% of its total assets in the securities of any single foreign governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

  For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

  For purposes of investment restriction (9), the fund measures the amount of its income from taxable securities, including AMT securities, over the course of the fund`s taxable year.

  With respect to investment restriction (8), under the 1940 Act, an open-end investment company can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the company must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

  Operating Policies

  As a matter of operating policy, the fund may not:

  Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

  Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

  Equity Securities (All funds except Tax-Efficient Funds) Purchase any equity security or security convertible into an equity security, provided that the fund (other than the Money Funds) may invest up to 10% of its total assets in equity securities, which pay tax-exempt dividends and which are otherwise consistent with the fund`s investment objective and, further provided, that each Money Fund may invest up to 10% of its total assets in equity securities of other tax-free open-end money market funds;

  Futures Contracts Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund`s net asset value;

  Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Money Funds) of its net assets would be invested in such securities;

  Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; (ii) in the case of the Tax-Free Funds, only securities of other tax-free money market funds; or (iii) in the case of the Tax-Efficient Funds, securities of the T. Rowe Price Reserve Investment, Government Reserve Investment, or Institutional High Yield Funds;

  Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

  Mortgaging Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the fund as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33xb6 /xb8 % of the fund`s total assets at the time of borrowing or investment;

  Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

  Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

  Short Sales Effect short sales of securities; or

  Warrants (Tax-Efficient Funds only) Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the fund would be invested in warrants.

  California Tax-Free Bond, California Tax-Free Money, Florida Intermediate Tax-Free, Georgia Tax-Free Bond, Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, Maryland Tax-Free Money, New Jersey Tax-Free Bond, New York Tax-Free Bond, New York Tax-Free Money, Tax-Free Intermediate Bond, and Virginia Tax-Free Bond Funds

  The 80% name test set forth in the fund`s investment strategy will be based on the fund`s net assets plus any borrowings for investment purposes.

  MANAGEMENT OF the fund

  The officers and directors* of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years.

  The fund is governed by a Board that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. The Board also is responsible for performing various duties imposed on it by the 1940 Act and by the laws of Maryland or Massachusetts. The majority of Board members are independent of T. Rowe Price and T. Rowe Price International. The directors who are also employees or officers of T. Rowe Price are referred to as inside or interested directors. Each Board currently has three committees, described in the following paragraphs.

  The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for selecting candidates for election as independent directors to fill vacancies on each fund`s Board. F. Pierce Linaweaver is chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee held one formal meeting during the last fiscal year.

  The Joint Audit Committee is comprised of David K. Fagin, Hanne M. Merriman, John G. Schreiber, and Paul M. Wythes, all independent directors. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price funds to review: (1) the services provided; (2) the findings of the most recent audits; (3) management`s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants` fees; and (6) any accounting or other questions relating to particular areas of the T. Rowe Price funds` operations or the operations of parties dealing with the T. Rowe Price funds, as circumstances indicate. The Audit Committee for the fund met one time in 2003. All members of the committee participated in the meetings.

  The fund`s Executive Committee, consisting of the fund`s interested directors, has been authorized by its respective Board to exercise all powers of the Board to manage the fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

  *The term "director" is used to refer to directors or trustees, as applicable.

  Independent Directors*

Name, Date of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies
Anthony W. Deering 1/28/45 105 portfolios	Tax-Efficient Funds, 2001;x09 all other corporations,x09 since 1983	Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)	The Rouse Company and Mercantile Bank
Donald W. Dick, Jr. 1/27/43 105 portfolios	Tax-Efficient Funds, 1997;x09 all other corporations,x09 since 2001	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm	None
David K. Fagin 4/9/38 105 portfolios	Tax-Efficient Funds, 1997;x09 all other corporations,x09 since 2001	Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corporation	Golden Star Resources Ltd., Canyon Resources Corp., and Pacific Rim Mining Corp.
F. Pierce Linaweaver 8/22/34 105 portfolios	Tax-Efficient Funds, 2001;x09 all other corporations,x09 since 1979	President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers	None
Hanne M. Merriman 11/16/41 105 portfolios	Tax-Efficient Funds, 1997;x09 all other corporations,x09 since 2001	Retail Business Consultant	Ann Taylor Stores Corporation, Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
John G. Schreiber 10/21/46 105 portfolios	Tax-Efficient Funds, 2001;x09 all other corporations,x09 since 1992	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.	AMLI Residential Properties Trust, Host Marriott Corporation, and The Rouse Company, real estate developers
Hubert D. Vos 8/2/33 105 portfolios	Tax-Efficient Funds, 1997;x09 all other corporationsx09 2001	Owner/President, Stonington Capital Corporation, a private investment company	None
Paul M. Wythes 6/23/33 105 portfolios	Tax-Efficient Funds, 1997x09 all other corporations,x09 since 2001	Founding Partner of Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States	Teltone Corporation

  *All information about the directors was current as of December 31, 2002.

  (a)Each director serves until retirement, resignation, or election of a successor.

  Inside Directors*

Name, Date of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies

James A.C. Kennedy 8/15/53 37 portfolios	Tax-Efficient Funds, 1997	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	None

William T. Reynolds5/26/48 37 portfolios	Since 1989	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management LimitedVice President, Tax-Efficient Funds	None

James S. Riepe 6/25/43 105 portfolios	Tax-Efficient Funds, 1997;x09 all other corporations,x09 since 1983	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.Chairman of the Board, all funds
None

M. David Testa 4/22/44 105 portfolios	Since 1997	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited; Chairman of the Board and Director, T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company
None

  *All information about the directors was current as of December 31, 2002.

  (a)Each director serves until retirement, resignation, or election of a successor.

  Officers

Name, Date of Birth, and Principal Occupations	Position(s) Held With Fund(s)

Stephen V. Booth, 6/21/61 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Certified Public Accountant	Vice President, all funds

Linda A. Brisson, 7/8/59 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, California Tax-Free and State Tax-Free Funds

Steven G. Brooks, 8/5/54 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst	Vice President, California Tax-Free, State Tax-Free, and Tax-Exempt Money Funds

Joseph A. Carrier, 12/30/60 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.	Treasurer, all funds

Jonathan M. Chirunga, 2/2/66 Vice President, T. Rowe Price	Vice President, State Tax-Free Funds

Maria H. Condez, 4/3/62 Employee, T. Rowe Price	Assistant Vice President, California Tax-Free, State Tax-Free, and Tax-Exempt Money Funds

G. Richard Dent, 11/14/60 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, California Tax-Free, State Tax-Free, Tax-Exempt Money, Tax-Free High Yield, and Tax-Free Income Funds

Roger L. Fiery III, 2/10/59 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Trust Company, and T. Rowe Price International, Inc.; Certified Public Accountant	Vice President, all funds

Gregory S. Golczewski, 1/15/66 Vice President, T. Rowe Price and T. Rowe Price Trust Company	Vice President, California Tax-Free, State Tax-Free, Tax-Exempt Money, Tax-Free High Yield, Tax-Free Income, Tax-Free Intermediate, and Tax-Free Short-Intermediate Funds

Name, Date of Birth, and Principal Occupations	Position(s) Held With Fund(s)

Jill L. Hauser, 6/23/58 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Tax-Efficient Funds

Charles B. Hill, 9/22/61 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Tax-Free Intermediate Bond Fund and Tax-Free Short-Intermediate Fund; Vice President, State Tax-Free, Tax-Free High Yield, and Tax-Free Income Funds

  Henry H. Hopkins, 12/23/42
  Director and Vice President, T. Rowe Price Group, Inc.,
  T. Rowe Price Investment Services, Inc., T. Rowe Price
  Services, Inc., and T. Rowe Price Trust Company; Vice
  President, T. Rowe Price, T. Rowe Price International, Inc.,
  and T. Rowe Price Retirement Plan Services, Inc.
Vice President, all funds

Thomas J. Huber, 9/23/66 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;Chartered Financial Analyst	Vice President, Tax-Efficient Funds

T. Dylan Jones, 2/7/71 Assistant Vice President, T. Rowe Price	Assistant Vice President, California Tax-Free, State Tax-Free, and Tax-Exempt Money Funds

Marcy M. Lash, 1/30/63 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, State Tax-Free, Tax-Exempt Money, Tax-Free High Yield, Tax-Free Income, and Tax-Free Short-Intermediate Funds

Alan D. Levenson, 7/17/58 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, California Tax-Free, State Tax-Free, and Tax-Exempt Money Funds

Patricia B. Lippert, 1/12/53 Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.	Secretary, all funds

Joseph K. Lynagh, 6/9/58 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst	President, Tax-Exempt Money Fund; Executive Vice President, California Tax-Free and State Tax-Free Funds

Name, Date of Birth, and Principal Occupations	Position(s) Held With Fund(s)

Konstantine B. Mallas, 5/26/63 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, California Tax-Free; Vice President, State Tax-Free, Tax-Free High Yield, Tax-Free Income, Tax-Free Intermediate Bond, and Tax-Free Short-Intermediate Funds

James M. McDonald, 9/29/49 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, California Tax-Free, State Tax-Free, and Tax-Exempt Money Funds

Hugh D. McGuirk, 7/6/60 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Tax-Efficient Funds; Vice President, State Tax-Free, Tax-Free High Yield, Tax-Free Income, Tax-Free Intermediate Bond, and Tax-Free Short-Intermediate Funds

Mary J. Miller, 7/19/55 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, California Tax-Free, State Tax-Free, Tax-Free High Yield, and Tax-Free Income Funds; Executive Vice President, Tax-Free Intermediate Bond Fund; Vice President, Tax-Efficient, Tax-Exempt Money, and Tax-Free Short-Intermediate Funds

James M. Murphy, 4/23/67 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; (2000) formerly Portfolio Manager at Prudential Investments; Chartered Financial Analyst	Executive Vice President, Tax-Free High Yield Fund; Vice President, Tax-Free Income Fund

Donald J. Peters, 7/3/59 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Tax-Efficient Funds

Stephen P. Richter, 10/18/69 Vice President, T. Rowe Price; (2000) formerly Vice President at Euler ACI; Chartered Financial Analyst	Vice President, Tax-Free High Yield and Tax-Free Income Funds

William J. Stromberg, 3/10/60 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst	Vice President, Tax-Efficient Funds

Name, Date of Birth, and Principal Occupations	Position(s) Held With Fund(s)

Timothy G. Taylor, 9/15/75 Employee, T. Rowe Price	Assistant Vice President, State Tax-Free, Tax-Free Intermediate Bond, and Tax-Free Short-Intermediate Funds

Julie L. Waples, 5/12/70 Vice President, T. Rowe Price	Vice President, Tax-Efficient Funds

Mark R. Weigman, 7/30/62 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Chartered Financial Analyst	Vice President, Tax-Efficient Funds

  Edward A. Wiese, 4/12/59
  Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
  T. Rowe Price Trust Company; Chief Investment Officer,
  Director, and Vice President, T. Rowe Price Savings Bank;
  Chartered Financial Analyst
Vice President, California Tax-Free, State Tax-Free, Tax-Exempt Money, Tax-Free Intermediate Bond, and Tax-Free Short-Intermediate Funds

  Director Compensation Table

  The fund does not pay pension or retirement benefits to its officers or directors. Also, any director of the fund who is an officer or employee of T. Rowe Price or T. Rowe Price International does not receive any remuneration from the fund.

Name of Person	Aggregate Compensation From Fund(a)	Total Compensation From Fund and Fund Complex Paid to Directors(b)
California Tax-Free Bond Fund
Anthony W. Deering	$712	$110,000
Donald W. Dick, Jr.	712	110,000
David K. Fagin	725	112,000
F. Pierce Linaweaver	731	113,000
Hanne M. Merriman	712	110,000
John G. Schreiber	725	112,000
Hubert D. Vos	712	110,000
Paul M. Wythes	725	112,000
California Tax-Free Money Fund
Anthony W. Deering	$617	$110,000
Donald W. Dick, Jr.	617	110,000
David K. Fagin	629	112,000
F. Pierce Linaweaver	634	113,000
Hanne M. Merriman	617	110,000
John G. Schreiber	629	112,000
Hubert D. Vos	617	110,000
Paul M. Wythes	629	112,000
Florida Intermediate Tax-Free Fund
Anthony W. Deering	$622	$110,000
Donald W. Dick, Jr.	622	110,000
David K. Fagin	632	112,000
F. Pierce Linaweaver	638	113,000
Hanne M. Merriman	622	110,000
John G. Schreiber	632	112,000
Hubert D. Vos	622	110,000
Paul M. Wythes	632	112,000
Georgia Tax-Free Bond Fund
Anthony W. Deering	$609	$110,000
Donald W. Dick, Jr.	609	110,000
David K. Fagin	620	112,000
F. Pierce Linaweaver	626	113,000
Hanne M. Merriman	609	110,000
John G. Schreiber	620	112,000
Hubert D. Vos	609	110,000
Paul M. Wythes	620	112,000
Maryland Short-Term Tax-Free Bond Fund
Anthony W. Deering	$668	$110,000
Donald W. Dick, Jr.	668	110,000
David K. Fagin	680	112,000
F. Pierce Linaweaver	688	113,000
Hanne M. Merriman	668	110,000
John G. Schreiber	680	112,000
Hubert D. Vos	668	110,000
Paul M. Wythes	680	112,000
Maryland Tax-Free Bond Fund
Anthony W. Deering	$1,295	$110,000
Donald W. Dick, Jr.	1,295	110,000
David K. Fagin	1,318	112,000
F. Pierce Linaweaver	1,330	113,000
Hanne M. Merriman	1,295	110,000
John G. Schreiber	1,318	112,000
Hubert D. Vos	1,295	110,000
Paul M. Wythes	1,318	112,000
Maryland Tax-Free Money Fund
Anthony W. Deering	$595	$110,000
Donald W. Dick, Jr.	595	110,000
David K. Fagin	605	112,000
F. Pierce Linaweaver	610	113,000
Hanne M. Merriman	595	110,000
John G. Schreiber	605	112,000
Hubert D. Vos	595	110,000
Paul M. Wythes	605	112,000
New Jersey Tax-Free Bond Fund
Anthony W. Deering	$640	$110,000
Donald W. Dick, Jr.	640	110,000
David K. Fagin	652	112,000
F. Pierce Linaweaver	657	113,000
Hanne M. Merriman	640	110,000
John G. Schreiber	652	112,000
Hubert D. Vos	640	110,000
Paul M. Wythes	652	112,000
New York Tax-Free Bond Fund
Anthony W. Deering	$692	$110,000
Donald W. Dick, Jr.	692	110,000
David K. Fagin	705	112,000
F. Pierce Linaweaver	711	113,000
Hanne M. Merriman	692	110,000
John G. Schreiber	705	112,000
Hubert D. Vos	692	110,000
Paul M. Wythes	705	112,000
New York Tax-Free Money Fund
Anthony W. Deering	$626	$110,000
Donald W. Dick, Jr.	626	110,000
David K. Fagin	636	112,000
F. Pierce Linaweaver	643	113,000
Hanne M. Merriman	626	110,000
John G. Schreiber	637	112,000
Hubert D. Vos	626	110,000
Paul M. Wythes	637	112,000
Virginia Tax-Free Bond Fund
Anthony W. Deering	$778	$110,000
Donald W. Dick, Jr.	778	110,000
David K. Fagin	792	112,000
F. Pierce Linaweaver	800	113,000
Hanne M. Merriman	778	110,000
John G. Schreiber	792	112,000
Hubert D. Vos	778	110,000
Paul M. Wythes	792	112,000
Tax-Efficient Balanced Fund
Anthony W. Deering	$588	$110,000
Donald W. Dick, Jr.	588	110,000
David K. Fagin	598	112,000
F. Pierce Linaweaver	604	113,000
Hanne M. Merriman	588	110,000
John G. Schreiber	598	112,000
Hubert D. Vos	588	110,000
Paul M. Wythes	598	112,000
Tax-Efficient Growth Fund
Anthony W. Deering	$600	$110,000
Donald W. Dick, Jr.	600	110,000
David K. Fagin	611	112,000
F. Pierce Linaweaver	615	113,000
Hanne M. Merriman	600	110,000
John G. Schreiber	611	112,000
Hubert D. Vos	600	110,000
Paul M. Wythes	611	112,000
Tax-Efficient Multi-Cap Growth Fund
Anthony W. Deering	$573	$110,000
Donald W. Dick, Jr.	573	110,000
David K. Fagin	583	112,000
F. Pierce Linaweaver	587	113,000
Hanne M. Merriman	573	110,000
John G. Schreiber	583	112,000
Hubert D. Vos	573	110,000
Paul M. Wythes	583	112,000
Tax-Exempt Money Fund
Anthony W. Deering	$978	$110,000
Donald W. Dick, Jr.	978	110,000
David K. Fagin	995	112,000
F. Pierce Linaweaver	1,003	113,000
Hanne M. Merriman	978	110,000
John G. Schreiber	995	112,000
Hubert D. Vos	978	110,000
Paul M. Wythes	995	112,000
Tax-Free High Yield Fund
Anthony W. Deering	$1,201	$110,000
Donald W. Dick, Jr.	1,201	110,000
David K. Fagin	1,223	112,000
F. Pierce Linaweaver	1,234	113,000
Hanne M. Merriman	1,201	110,000
John G. Schreiber	1,223	112,000
Hubert D. Vos	1,201	110,000
Paul M. Wythes	1,223	112,000
Tax-Free Income Fund
Anthony W. Deering	$1,398	$110,000
Donald W. Dick, Jr.	1,398	110,000
David K. Fagin	1,424	112,000
F. Pierce Linaweaver	1,436	113,000
Hanne M. Merriman	1,398	110,000
John G. Schreiber	1,424	112,000
Hubert D. Vos	1,398	110,000
Paul M. Wythes	1,424	112,000
Tax-Free Intermediate Bond Fund
Anthony W. Deering	$647	$110,000
Donald W. Dick, Jr.	647	110,000
David K. Fagin	659	112,000
F. Pierce Linaweaver	664	113,000
Hanne M. Merriman	647	110,000
John G. Schreiber	659	112,000
Hubert D. Vos	647	110,000
Paul M. Wythes	659	112,000
Tax-Free Short-Intermediate Fund
Anthony W. Deering	$853	$110,000
Donald W. Dick, Jr.	853	110,000
David K. Fagin	870	112,000
F. Pierce Linaweaver	877	113,000
Hanne M. Merriman	853	110,000
John G. Schreiber	870	112,000
Hubert D. Vos	853	110,000
Paul M. Wythes	870	112,000

  Amounts in this column are based on accrued compensation for fiscal year 2003.

  Amounts in this column are based on compensation received for fiscal year 2003. The T. Rowe Price complex included 105 funds as of December 31, 2002.

  Directors` Holdings in the T. Rowe Price Funds

  The following table sets forth the T. Rowe Price fund holdings of the independent and inside directors, as of December 31, 2002.

	Deering	Dick	Fagin	Linaweaver	Merriman	Schreiber	Vos	Wythes
Aggregate Holdings, All Funds	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Balanced Fund	None	None	None	over $100,000	None	None	None	None
Blue Chip Growth Fund	None	$10,001-$50,000	$50,001-$100,000	None	over $100,000	None	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None	None	None	None	None	None
Blue Chip Growth Fund—R Class	None	None	None	None	None	None	None	None
Blue Chip Growth Portfolio	None	None	None	None	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None	None	None	None	None
California Tax-Free Bond Fund	None	None	None	None	None	None	None	None
California Tax-Free Money Fund	None	None	None	None	None	None	None	None
Capital Appreciation Fund	None	over $100,000	None	None	$10,001-$50,000	None	None	None
Capital Opportunity Fund	None	None	None	None	None	None	None	None
Corporate Income Fund	None	None	None	None	None	None	None	None
Developing Technologies Fund	None	None	None	None	None	None	None	None
Diversified Small-Cap Growth Fund	None	None	None	None	None	None	None	None
Dividend Growth Fund	None	None	$10,001-$50,000	None	$10,001-$50,000	None	None	None
Emerging Europe & Mediterranean Fund	None	None	None	None	None	None	None	None
Emerging Markets Bond Fund	None	None	None	None	None	None	None	None
Emerging Markets Stock Fund	None	None	None	None	None	None	None	None
Equity Income Fund	None	$50,001-$100,000	$10,001-$50,000	None	$50,001-$100,000	None	$10,001-$50,000	None
Equity Income Fund—Advisor Class	None	None	None	None	None	None	None	None
Equity Income Fund— R Class	None	None	None	None	None	None	None	None
Equity Income Portfolio	None	None	None	None	None	None	None	None
Equity Income Portfolio—II	None	None	None	None	None	None	None	None
Equity Index 500 Fund	None	None	None	None	over $100,000	None	None	None
Equity Index 500 Portfolio	None	None	None	None	None	None	None	None
European Stock Fund	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	None	None	None	None	None
Extended Equity Market Index Fund	None	None	None	None	None	None	None	None
Financial Services Fund	None	$10,001-$50,000	None	None	None	None	None	None
Florida Intermediate Tax-Free Fund	None	None	None	None	None	None	None	None
Georgia Tax-Free Bond Fund	None	None	None	None	None	None	None	None
Global Stock Fund	None	None	None	None	None	None	None	None
Global Technology Fund	None	None	None	None	None	None	None	None
GNMA Fund	None	None	None	None	None	over $100,000	None	None
Government Reserve Investment Fund	None	None	None	None	None	None	None	None
Growth & Income Fund	None	$1-$10,000	None	None	None	over $100,000	None	$10,001-$50,000
Growth Stock Fund	None	$10,001-$50,000	None	$10,001-$50,000	None	None	None	None
Growth Stock Fund—Advisor Class	None	None	None	None	None	None	None	None
Growth Stock Fund— R Class	None	None	None	None	None	None	None	None
Health Sciences Fund	None	$10,001-$50,000	None	None	None	None	$10,001-$50,000	$1-$10,000
Health Sciences Portfolio	None	None	None	None	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None	None	None	None	None
High Yield Fund	None	$10,001-$50,000	None	over $100,000	None	over $100,000	None	None
High Yield Fund—Advisor Class	None	None	None	None	None	None	None	None
Inflation Protected Bond Fund	None	None	None	None	None	None	None	None
Institutional Emerging Markets Equity Fund	None	None	None	None	None	None	None	None
Institutional Foreign Equity Fund	None	None	None	None	None	None	None	None
Institutional High Yield Fund	None	None	None	None	None	None	None	None
Institutional Large-Cap Growth Fund	None	None	None	None	None	None	None	None
Institutional Large-Cap Value Fund	None	None	None	None	None	None	None	None
Institutional Mid-Cap Equity Growth Fund	None	None	None	None	None	None	None	None
Institutional Small-Cap Stock Fund	None	None	None	None	None	None	None	None
International Bond Fund	None	$10,001-$50,000	None	None	None	None	None	None
International Bond Fund—Advisor Class	None	None	None	None	None	None	None	None
International Discovery Fund	$10,001-$50,000	$10,001-$50,000	None	over $100,000	None	None	None	over $100,000
International Equity Index Fund	None	None	None	None	None	None	None	None
International Growth & Income Fund	None	None	None	None	None	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None	None	None	None	None	None
International Growth & Income Fund—R Class	None	None	None	None	None	None	None	None
International Stock Fund	over $100,000	None	over $100,000	None	None	None	None	None
International Stock Fund—Advisor Class	None	None	None	None	None	None	None	None
International Stock Fund—R Class	None	None	None	None	None	None	None	None
International Stock Portfolio	None	None	None	None	None	None	None	None
Japan Fund	None	None	None	None	None	None	None	None
Latin America Fund	None	None	None	None	None	None	None	None
Limited-Term Bond Portfolio	None	None	None	None	None	None	None	None
Maryland Short-Term Tax-Free Bond Fund	None	None	None	None	None	None	None	None
Maryland Tax-Free Bond Fund	None	None	None	None	None	None	None	None
Maryland Tax-Free Money Fund	None	None	None	None	None	None	None	None
Media & Telecommunications Fund	$10,001-$50,000	None	None	None	None	None	None	None
Mid-Cap Growth Fund	None	$10,001-$50,000	over $100,000	None	None	None	$10,001-$50,000	None
Mid-Cap Growth Fund—Advisor Class	None	None	None	None	None	None	None	None
Mid-Cap Growth Fund— R Class	None	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None	None	None	None	None
Mid-Cap Value Fund	None	None	None	None	None	None	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None	None	None	None	None	None
Mid-Cap Value Fund— R Class	None	None	None	None	None	None	None	None
New America Growth Fund	None	None	None	over $100,000	$10,001-$50,000	None	None	$10,001-$50,000
New America Growth Portfolio	None	None	None	None	None	None	None	None
New Asia Fund	None	None	$10,001-$50,000	None	None	None	None	None
New Era Fund	None	None	None	None	None	None	$10,001-$50,000	None
New Horizons Fund	over $100,000	$10,001-$50,000	$1-$10,000	over $100,000	$10,001-$50,000	None	$10,001-$50,000	$50,001-$100,000
New Income Fund	None	$50,001-$100,000	None	None	None	over $100,000	None	None
New Income Fund—Advisor Class	None	None	None	None	None	None	None	None
New Income Fund— R Class	None	None	None	None	None	None	None	None
New Jersey Tax-Free Bond Fund	None	None	None	None	None	None	None	None
New York Tax-Free Bond Fund	None	None	None	None	None	None	None	None
New York Tax-Free Money Fund	None	None	None	None	None	None	None	None
Personal Strategy Balanced Fund	None	None	None	None	None	None	None	None
Personal Strategy Balanced Portfolio	None	None	None	None	None	None	None	None
Personal Strategy Growth Fund	None	None	None	None	None	None	None	None
Personal Strategy Income Fund	None	None	None	None	None	None	None	None
Prime Reserve Fund	None	over $100,000	None	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	None	None
Prime Reserve Portfolio	None	None	None	None	None	None	None	None
Real Estate Fund	None	None	None	None	None	None	None	None
Reserve Investment Fund	None	None	None	None	None	None	None	None
Retirement 2010 Fund	None	None	None	None	None	None	None	None
Retirement 2020 Fund	None	None	None	None	None	None	None	None
Retirement 2030 Fund	None	None	None	None	None	None	None	None
Retirement 2040 Fund	None	None	None	None	None	None	None	None
Retirement Income Fund	None	None	None	None	None	None	None	None
Science & Technology Fund	None	None	None	None	$10,001-$50,000	None	$10,001-$50,000	$10,001-$50,000
Science & Technology Fund—Advisor Class	None	None	None	None	None	None	None	None
Short-Term Bond Fund	None	None	$50,001-$100,000	None	None	over $100,000	None	None
Small-Cap Stock Fund	None	$10,001-$50,000	over $100,000	None	None	None	$10,001-$50,000	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None	None	None	None	None
Small-Cap Value Fund	None	$10,001-$50,000	None	None	None	None	$10,001-$50,000	$10,001-$50,000
Small-Cap Value Fund—Advisor Class	None	None	None	None	None	None	None	None
Spectrum Growth Fund	None	None	None	None	over $100,000	None	None	None
Spectrum Income Fund	None	None	None	None	None	None	None	None
Spectrum International Fund	None	None	None	None	$10,001-$50,000	None	None	None
Summit Cash Reserves Fund	None	over $100,000	over $100,000	None	None	over $100,000	None	None
Summit GNMA Fund	None	None	None	None	None	None	None	None
Summit Municipal Income Fund	None	None	None	None	None	over $100,000	None	None
Summit Municipal Intermediate Fund	None	None	None	None	None	over $100,000	None	None
Summit Municipal Money Market Fund	None	None	None	None	over $100,000	over $100,000	None	None
Tax-Efficient Balanced Fund	None	None	$50,001-$100,000	None	None	None	None	None
Tax-Efficient Growth Fund	None	None	$10,001-$50,000	None	None	None	None	None
Tax-Efficient Multi-Cap Growth Fund	None	None	None	None	None	None	None	None
Tax-Exempt Money Fund	None	None	None	None	None	over $100,000	None	None
Tax-Free High Yield Fund	None	None	None	None	None	over $100,000	None	None
Tax-Free Income Fund	None	None	None	None	None	over $100,000	None	None
Tax-Free Income Fund—Advisor Class	None	None	None	None	None	None	None	None
Tax-Free Intermediate Bond Fund	None	None	None	None	None	None	None	None
Tax-Free Short-Intermediate Fund	None	None	None	None	None	over $100,000	None	None
Total Equity Market Index Fund	None	None	None	None	None	None	None	None
U.S. Bond Index Fund	None	None	None	None	None	None	None	None
U.S. Treasury Intermediate Fund	None	over $100,000	None	None	None	over $100,000	None	None
U.S. Treasury Long-Term Fund	None	None	None	None	None	over $100,000	None	None
U.S. Treasury Money Fund	None	None	None	None	None	over $100,000	None	None
Value Fund	None	$10,001-$50,000	$50,001-$100,000	None	$50,001-$100,000	over $100,000	None	over $100,000
Value Fund—Advisor Class	None	None	None	None	None	None	None	None
Virginia Tax-Free Bond Fund	None	None	None	None	None	None	None	None

	Kennedy	Reynolds	Riepe	Testa
Aggregate Holdings, All Funds	over $100,000	over $100,000	over $100,000	over $100,000
Balanced Fund	None	None	over $100,000	None
Blue Chip Growth Fund	None	None	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None	None
Blue Chip Growth Fund—R Class	None	None	None	None
Blue Chip Growth Portfolio	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None
California Tax-Free Bond Fund	None	None	None	None
California Tax-Free Money Fund	None	None	None	None
Capital Appreciation Fund	over $100,000	None	over $100,000	None
Capital Opportunity Fund	$10,001-$50,000	None	None	None
Corporate Income Fund	None	None	None	None
Developing Technologies Fund	None	None	None	None
Diversified Small-Cap Growth Fund	None	None	None	None
Dividend Growth Fund	$50,001-$100,000	None	None	None
Emerging Europe & Mediterranean Fund	None	None	None	None
Emerging Markets Bond Fund	None	None	None	None
Emerging Markets Stock Fund	$50,001-$100,000	None	$10,001-$50,000	over $100,000
Equity Income Fund	$10,001-$50,000	$50,001-$100,000	over $100,000	None
Equity Income Fund—Advisor Class	None	None	None	None
Equity Income Fund—R Class	None	None	None	None
Equity Income Portfolio	None	None	None	None
Equity Income Portfolio—II	None	None	None	None
Equity Index 500 Fund	None	None	None	None
Equity Index 500 Portfolio	None	None	None	None
European Stock Fund	None	None	None	None
Extended Equity Market Index Fund	None	None	None	None
Financial Services Fund	$50,001-$100,000	None	None	None
Florida Intermediate Tax-Free Fund	None	None	None	None
Georgia Tax-Free Bond Fund	None	None	None	None
Global Stock Fund	None	None	None	None
Global Technology Fund	None	None	None	None
GNMA Fund	None	over $100,000	None	None
Government Reserve Investment Fund	None	None	None	None
Growth & Income Fund	None	None	over $100,000	None
Growth Stock Fund	$50,001-$100,000	None	None	None
Growth Stock Fund—Advisor Class	None	None	None	None
Growth Stock Fund—R Class	None	None	None	None
Health Sciences Fund	over $100,000	over $100,000	None	over $100,000
Health Sciences Portfolio	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None
High Yield Fund	None	None	over $100,000	over $100,000
High Yield Fund—Advisor Class	None	None	None	None
Inflation Protected Bond Fund	None	None	None	None
Institutional Emerging Markets Equity Fund	None	None	None	None
Institutional Foreign Equity Fund	None	None	None	None
Institutional High Yield Fund	None	None	None	over $100,000
Institutional Large-Cap Growth Fund	None	None	None	None
Institutional Large-Cap Value Fund	None	None	None	None
Institutional Mid-Cap Equity Growth Fund	None	None	None	None
Institutional Small-Cap Stock Fund	None	None	None	None
International Bond Fund	None	$1-$10,000	None	None
International Bond Fund—Advisor Class	None	None	None	None
International Discovery Fund	None	None	$1-$10,000	$10,001-$50,000
International Equity Index Fund	None	None	None	None
International Growth & Income Fund	None	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None	None
International Growth & Income Fund— R Class	None	None	None	None
International Stock Fund	over $100,000	None	over $100,000	over $100,000
International Stock Fund—Advisor Class	None	None	None	None
International Stock Fund—R Class	None	None	None	None
International Stock Portfolio	None	None	None	None
Japan Fund	None	None	over $100,000	None
Latin America Fund	$50,001-$100,000	None	None	None
Limited-Term Bond Portfolio	None	None	None	None
Maryland Short-Term Tax-Free Bond Fund	None	$50,001-$100,000	None	None
Maryland Tax-Free Bond Fund	None	over $100,000	None	None
Maryland Tax-Free Money Fund	None	None	None	None
Media & Telecommunications Fund	over $100,000	None	None	None
Mid-Cap Growth Fund	over $100,000	None	None	over $100,000
Mid-Cap Growth Fund—Advisor Class	None	None	None	None
Mid-Cap Growth Fund—R Class	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None
Mid-Cap Value Fund	over $100,000	None	None	over $100,000
Mid-Cap Value Fund—Advisor Class	None	None	None	None
Mid-Cap Value Fund—R Class	None	None	None	None
New America Growth Fund	$50,001-$100,000	None	None	None
New America Growth Portfolio	None	None	None	None
New Asia Fund	over $100,000	None	$1-$10,000	None
New Era Fund	over $100,000	None	None	None
New Horizons Fund	None	$50,001-$100,000	None	over $100,000
New Income Fund	None	None	None	None
New Income Fund—Advisor Class	None	None	None	None
New Income Fund—R Class	None	None	None	None
New Jersey Tax-Free Bond Fund	None	None	None	None
New York Tax-Free Bond Fund	None	None	None	None
New York Tax-Free Money Fund	None	None	None	None
Personal Strategy Balanced Fund	None	None	None	None
Personal Strategy Balanced Portfolio	None	None	None	None
Personal Strategy Growth Fund	None	None	None	None
Personal Strategy Income Fund	None	None	None	None
Prime Reserve Fund	over $100,000	$1-$10,000	$50,001-$100,000	$1-$10,000
Prime Reserve Portfolio	None	None	None	None
Real Estate Fund	None	None	None	$10,001-$50,000
Reserve Investment Fund	None	None	None	None
Retirement 2010 Fund	None	None	None	None
Retirement 2020 Fund	None	None	None	None
Retirement 2030 Fund	None	None	None	None
Retirement 2040 Fund	None	None	None	None
Retirement Income Fund	None	None	None	None
Science & Technology Fund	None	$50,001-$100,000	over $100,000	None
Science & Technology Fund—Advisor Class	None	None	None	None
Short-Term Bond Fund	None	over $100,000	over $100,000	None
Small-Cap Stock Fund	over $100,000	None	None	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None
Small-Cap Value Fund	None	$10,001-$50,000	over $100,000	over $100,000
Small-Cap Value Fund—Advisor Class	None	None	None	None
Spectrum Growth Fund	None	None	None	None
Spectrum Income Fund	None	None	None	None
Spectrum International Fund	None	None	None	None
Summit Cash Reserves Fund	over $100,000	None	over $100,000	over $100,000
Summit GNMA Fund	None	None	None	None
Summit Municipal Income Fund	None	None	None	None
Summit Municipal Intermediate Fund	None	None	None	over $100,000
Summit Municipal Money Market Fund	over $100,000	over $100,000	over $100,000	None
Tax-Efficient Balanced Fund	None	None	None	None
Tax-Efficient Growth Fund	None	None	None	None
Tax-Efficient Multi-Cap Growth Fund	None	None	None	None
Tax-Exempt Money Fund	over $100,000	$50,001-$100,000	None	None
Tax-Free High Yield Fund	None	None	None	None
Tax-Free Income Fund	None	None	None	$10,001-$50,000
Tax-Free Income Fund—Advisor Class	None	None	None	None
Tax-Free Intermediate Bond Fund	None	None	None	None
Tax-Free Short-Intermediate Fund	None	$1-$10,000	over $100,000	None
Total Equity Market Index Fund	None	None	over $100,000	None
U.S. Bond Index Fund	None	None	None	None
U.S. Treasury Intermediate Fund	None	over $100,000	None	None
U.S. Treasury Long-Term Fund	None	None	None	None
U.S. Treasury Money Fund	None	None	None	None
Value Fund	over $100,000	$10,001-$50,000	over $100,000	over $100,000
Value Fund—Advisor Class	None	None	None	None
Virginia Tax-Free Bond Fund	None	None	None	None

  PRINCIPAL HOLDERS OF SECURITIES

  As of May 31, 2003, the officers and directors of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

  As of May 31, 2003, the following shareholders of record owned more than 5% of the outstanding shares of the fund:

  Georgia Tax-Free Bond (5.01%) and Tax-Free Short-Intermediate Funds (5.38%): Charles Schwab & Co., Inc., Reinvest Account, Attn.: Mutual Fund Department, 101 Montgomery Street, San Francisco, California 94104-4122.

  Maryland Tax-Free Money (5.26%) and Tax-Exempt Money Funds (5.83%): Pershing Division of DLJ Securities Corporation for exclusive benefit of TRP Money Fund Customer Accounts, 1 Pershing Plaza, Jersey City, New Jersey 07399-0002.

  New York Tax-Free Money Fund (8.71%): Coleman M. Brandt and Grace L. Brandt JT TEN, 330 West 72nd Street, Apt. 10A, New York, New York 10023-2649.

  Tax-Efficient Balanced Fund (8.73%): TRP Finance, Inc., 802 West Street, Suite 301, Wilmington, Delaware 19801-1526.

  INVESTMENT MANAGEMENT SERVICES

  Services

  Under the Investment Management Agreement, T. Rowe Price provides the fund with discretionary investment .services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the fund in .accordance with the fund`s investment objectives, program, and restrictions as provided in its prospectus and .this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security .transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal .business and portfolio brokerage.In addition to these services, T. Rowe Price provides the fund with certain corporate administrative services, including: maintaining the fund`s corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund`s custodian and transfer agent; assisting the fund in the coordination of such agent`s activities; and permitting T.x11 Rowe Price`s employees to serve as officers, directors, and committee members of the fund without cost to the fund.

  The Investment Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the fund will be liable to the fund only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

  Approval of Investment Management Agreements

  The Investment Management Agreements of the funds are reviewed each year by the Boards to determine whether the agreements should be renewed for a one-year period or not. Renewal of the agreements requires the majority vote of the Board, including a majority of the independent directors. Each fund Board consists of a majority of independent directors.

  In approving the continuation of the Investment Management Agreements for each fund for the current year, the Board reviewed reports prepared by T.x11 Rowe Price, materials provided by fund counsel and counsel to the independent directors, as well as other information. The Board considered the nature and quality of the investment management services provided to the fund by T.x11 Rowe Price under the Investment Management Agreements and the personnel who provide these services, including the historical performance of the fund compared to its benchmark index and its peer group of similar investment companies. In addition, the Board considered other services provided to the fund by T.x11 Rowe Price and its affiliates, such as administrative services, shareholder services, fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the fund`s operation.

  The Board considered the fees paid to T. Rowe Price for investment management services, as well as compensation paid to T. Rowe Price or its affiliates for other non-advisory services provided to the fund. In connection with its review of the fees paid to T. Rowe Price and its affiliates, the Board reviewed information provided by Lipper Inc. comparing the fund`s advisory fee rate and overall expense ratio with those of comparable funds. Where applicable, the Board considered that the fund`s advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale. Additionally and where applicable, the Board considered the contractual fee waivers and expense reimbursements agreed to by T. Rowe Price.

  The Board also considered the costs incurred and the benefits received by T. Rowe Price and its affiliates, including the profitability of T. Rowe Price from providing advisory services to the fund. In reviewing data concerning the profitability of T. Rowe Price, the Board examined, among other components, the cost allocation methodology utilized in the presentation. In addition, the Board considered other potential benefits to T. Rowe Price, such as the research services T. Rowe Price receives from brokers in return for allocating fund brokerage in a "soft dollar" arrangement.

  Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by T. Rowe Price to the fund and that the management fee rate was reasonable in relation to such services. The independent directors of the fund were assisted by independent legal counsel in their deliberations.

  Management Fee

  The fund pays T.x11 Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T.x11 Rowe Price on the first business day of the next succeeding calendar month and is calculated as described next.

  The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds` group fee accrual as determined below ("Daily Price Funds` Group Fee Accrual") by the ratio of the Price Funds` net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds` Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds` Group Fee Accrual for that day as determined in accordance with the following schedule:
0.480%	First $1 billion	0.360%	Next $2 billion	0.310%	Next $16 billion
0.450%	Next $1 billion	0.350%	Next $2 billion	0.305%	Next $30 billion
0.420%	Next $1 billion	0.340%	Next $5 billion	0.300%	Next $40 billion
0.390%	Next $1 billion	0.330%	Next $10 billion	0.295%	Thereafter
0.370%	Next $1 billion	0.320%	Next $10 billion

  For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services (excluding the T. Rowe Price Spectrum Funds, Retirement Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds` Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the fund`s prospectus as of the close of business on the previous business day on which the fund was open for business.

  The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee .Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying .the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee Rate. The .product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance .with the fund`s prospectus as of the close of business on the previous business day on which the fund was .open for business. The individual fund fees.are listed in the following table:

California Tax-Free Bond Fund	0.10%
California Tax-Free Money Fund	0.10
Florida Intermediate Tax-Free Fund	0.05
Georgia Tax-Free Bond Fund	0.10
Maryland Short-Term Tax-Free Bond Fund	0.10
Maryland Tax-Free Bond Fund	0.10
Maryland Tax-Free Money Fund	0.10
New Jersey Tax-Free Bond Fund	0.10
New York Tax-Free Bond Fund	0.10
New York Tax-Free Money Fund	0.10
Virginia Tax-Free Bond Fund	0.10
Tax-Efficient Balanced Fund	0.20
Tax-Efficient Growth Fund	0.30
Tax-Efficient Multi-Cap Growth Fund	0.35
Tax-Exempt Money Fund	0.10
Tax-Free High Yield Fund	0.30
Tax-Free Income Fund	0.15
Tax-Free Intermediate Bond Fund	0.05
Tax-Free Short-Intermediate Fund	0.10

  The following table sets forth the total management fees, if any, paid to T. Rowe Price by each fund, during the last three fiscal years:
Fund	2003	2002	2001
California Tax-Free Bond	$1,113,000	$1,026,000	$933,000
California Tax-Free Money	333,000	330,000	351,000
Florida Intermediate Tax-Free	391,000	351,000	313,000
Georgia Tax-Free Bond	353,000	305,000	215,000
Maryland Short-Term Tax-Free Bond	802,000	561,000	485,000
Maryland Tax-Free Bond	5,430,000	4,898,000	4,289,000
Maryland Tax-Free Money	175,000	29,000	(a)
New Jersey Tax-Free Bond	581,000	532,000	464,000
New York Tax-Free Bond	964,000	884,000	795,000
New York Tax-Free Money	412,000	423,000	418,000
Virginia Tax-Free Bond	1,605,000	1,442,000	1,179,000
Tax-Efficient Balanced	231,000	267,000	252,000
Tax-Efficient Growth	406,000	489,000	556,000
Tax-Efficient Multi-Cap Growth	23,000	17,000	0
Tax-Exempt Money	3,048,000	3,197,000	2,937,000
Tax-Free High Yield	6,947,000	6,882,000	6,644,000
Tax-Free Income*	6,904,000	6,701,000	6,275,000
Tax-Free Intermediate Bond	561,000	473,000	417,000
Tax-Free Short-Intermediate	2,180,000	1,821,000	1,645,000

  (a)Prior to commencement of operations.

  *The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

  Limitation on Fund Expenses

  The Management Agreement between the fund and T. Rowe Price provides that the fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

  For the purpose of determining whether a fund is entitled to reimbursement, the expenses of a fund are calculated on a monthly basis. If a fund is entitled to reimbursement, that month`s advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

  Expense Limitations and Reimbursements

  The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any fund expenses (other than interest, taxes, brokerage, and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) which would cause the fund`s ratio of expenses to average net assets to exceed the indicated percentage limitation. (The expense limitation for the Advisor Class relates to operating expenses other than management fees and certain other portfolio level expenses such as fees for custody, outside directors, and auditors.) The expenses borne by T. Rowe Price are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund`s expense ratio exceeding its applicable limitation.

  No reimbursements may be made for the California and New York Funds unless approved by shareholders.
Fund	Limitation Period	Expense Ratio Limitation	Reimbursement Date
California Tax-Free Money (a)	March 1, 2003 — June 30, 2005	0.55%	June 30, 2007
Georgia Tax-Free Bond	March 1, 2001 — February 28, 2003	0.65%	February 28, 2005
Maryland Short-Term Tax-Free Bond	March 1, 2001 — February 28, 2003	0.60%	February 28, 2005
Maryland Tax-Free Money (b)	March 1, 2003 — June 30, 2005	0.55%	June 30, 2007
New York Tax-Free Money	March 1, 2001 — February 28, 2003	0.55%	February 28, 2005
Tax-Efficient Multi-Cap Growth (c)	March 1, 2002 — February 29, 2004	1.25%	February 28, 2006
Tax-Free Income Fund—Advisor Class	September 30, 2002 — June 30, 2004	0.90%	June 30, 2006

  (a)The California Tax-Free Money Fund previously operated under a 0.55% limitation that expired February 28, 2003. The reimbursement period for this limitation extends through February 28, 2005.

  (b)The Maryland Tax-Free Money Fund previously operated under a 0.55% limitation that expired February 28, 2003. The reimbursement period for this limitation extends through February 28, 2005.

  (c)The Tax-Efficient Multi-Cap Growth Fund previously operated under a 1.25% limitation that expired February 28, 2002. The reimbursement period for this limitation extends through February 29, 2004.

  California Tax-Free Money Fund

  Pursuant to the previous expense limitation, $74,000 of management fees were not accrued by the fund for the year ended February 28, 2003. At February 28, 2003, unaccrued management fees aggregate $155,000 remain subject to reimbursement by the fund through February 28, 2005.

  Georgia Tax-Free Bond Fund

  Pursuant to the previous expense limitations, $5,000 of previously unaccrued management fees were accrued as expenses of the fund during the year ended February 28, 2003. At February 28, 2003, unaccrued management fees in the amount of $10,000 remain subject to reimbursement by the fund through February 28, 2005.

  Maryland Tax-Free Money Fund

  Pursuant to the previous expense limitation, $73,000 of management fees were not accrued by the fund for the year ended February 28, 2003. At February 28, 2003, unaccrued management fees in the amount of $166,000 remain subject to reimbursement by the fund through February 28, 2005.

  New York Tax-Free Money Fund

  Pursuant to the previous expense limitation, $55,000 of management fees were not accrued by the fund for the year ended February 28, 2003. At February 28, 2003, unaccrued management fees aggregate $118,000 remain subject to reimbursement by the fund through February 28, 2005.

  Tax-Efficient Multi-Cap Growth Fund

  Pursuant to the present expense limitation, $101,000 of management fees were not accrued by the fund for the year ended February 28, 2003. At February 28, 2003, unaccrued fees and other expenses in the amount of $101,000 remain subject to reimbursement by the fund through February 28, 2006, and $137,000 through February 29, 2004.

  Management Related Services

  As noted above, the Investment Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director fees and expenses.

  T. Rowe Price Services, Inc. ("Services"), a wholly owned subsidiary of T. Rowe Price, acts as the fund`s transfer and dividend disbursing agent and provides shareholder and administrative services. T. Rowe Price Retirement Plan Services, Inc. ("RPS"), also a wholly owned subsidiary, provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the fund. The fees paid by the fund to Services and RPS are based on the costs to Services and RPS of providing these services plus a return on capital employed in support of the services. The address for each is 100 East Pratt Street, Baltimore, Maryland 21202.

  T. Rowe Price, under a separate agreement with the fund, provides accounting services to the fund. The fund paid the expenses shown in the following table during the last three fiscal years to T. Rowe Price for accounting services.

Fund	2003	2002	2001
California Tax-Free Bond	$64,000	$64,000	$62,000
California Tax-Free Money	64,000	64,000	63,000
Florida Intermediate Tax-Free	64,000	64,000	63,000
Georgia Tax-Free Bond	64,000	64,000	63,000
Maryland Short-Term Tax-Free Bond	64,000	64,000	63,000
Maryland Tax-Free Bond	84,000	84,000	84,000
Maryland Tax-Free Money	64,000	59,000	(a)
New Jersey Tax-Free Bond	64,000	64,000	63,000
New York Tax-Free Bond	64,000	64,000	62,000
New York Tax-Free Money	64,000	64,000	63,000
Virginia Tax-Free Bond	64,000	64,000	63,000
Tax-Efficient Balanced	84,000	84,000	87,000
Tax-Efficient Growth	64,000	64,000	64,000
Tax-Efficient Multi-Cap Growth	64,000	64,000	11,000
Tax-Exempt Money	97,000	95,000	98,000
Tax-Free High Yield	104,000	104,000	102,000
Tax-Free Income	109,000	104,000	102,000
Tax-Free Income Fund—Advisor Class	0	(a)	(a)
Tax-Free Intermediate Bond	64,000	64,000	63,000
Tax-Free Short-Intermediate	64,000	64,000	59,000

  (a)Prior to commencement of operations.

  other shareholder services

  The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks, and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts.

  Under this AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2002.

Maryland Short-Term Tax-Free Bond Fund	$156
Maryland Tax-Free Bond Fund	6,303
New York Tax-Free Bond Fund	1,804
Tax-Free Income Fund	4,000
Tax-Free Short-Intermediate Fund	2,975

  Each Advisor Class has adopted an administrative fee payment ("AFP") program under which various intermediaries, including intermediaries receiving 12b-1 payments, may receive payments from the class in addition to 12b-1 fees for providing various recordkeeping and transfer agent type services to the classes and/or shareholders thereof. These services include, but are not limited to: transmission of net purchase and redemption orders; maintenance of separate records for shareholders reflecting purchases, redemptions, and share balances; mailing of shareholder confirmations and periodic statements; and telephone services in connection with the above. Under this AFP program, the fund made no payments to various third parties in calendar year 2002.

  T. Rowe Price Associates is the investment manager of several college savings plans established by states under section 529 of the Internal Revenue Code. Each plan has a number of portfolios that invest in underlying T. Rowe Price funds. Each portfolio establishes an omnibus account in the underlying Price Funds. Transfer agent and recordkeeping expenses incurred by the portfolios as a result of transactions by participants in the 529 plans that invest in the Price Funds are paid for by the underlying Price Funds under their agreement with their transfer agent, T. Rowe Price Services, Inc.

  Control of Investment Adviser

  T. Rowe Price Group, Inc. ("Group") owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

  DISTRIBUTOR FOR THE FUND

  Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund`s distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  Investment Services is located at the same address as the fund and T. Rowe Price—100 East Pratt Street, Baltimore, Maryland 21202.

  Investment Services serves as distributor to the fund, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders.

  The Underwriting Agreement also provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services` federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the fund. Investment Services` expenses are paid by T. Rowe Price.

  Investment Services acts as the agent of the fund, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund. No compensation is paid to Investment Services.

  Tax-Free Income Fund—Advisor Class

  Distribution and Shareholder Services Plan

  The fund directors adopted a plan pursuant to Rule 12b-1 with respect to each Advisor Class ("Class"). Each plan provides that the Class may compensate Investment Services or such other persons as the fund or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Class shares. It is expected that most, if not all, payments under the plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the plan, each Advisor Class pays a fee at the annual rate of up to 0.25% of that class`s average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing Class shares. The amount of fees paid by a Class during any year may be more or less than the cost of distribution and other services provided to the Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan complies with these rules.

  The plan requires that Investment Services provide, or cause to be provided, a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made to the fund directors for their review.

  Prior to approving the plan, the fund considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each fund, its Class, and the Class`s shareholders. The fund directors noted that, to the extent the plan allows a fund to sell Class shares in markets to which it would not otherwise have access, the plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

  The plan is renewable from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund directors and (2) by a vote of the majority of the fund`s independent directors ("Rule 12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Class and by the fund directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to a Class at any time by a vote of a majority of the Rule 12b-1 Directors or by a majority vote of the outstanding shares in the Class.

  For the period ended February 28, 2003, no payments were made to third-party intermediaries, including broker-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administration services under the 12b-1 Plan.

  CUSTODIAN

  State Street Bank and Trust Company is the custodian for the fund`s U.S. securities and cash, but it does not participate in the fund`s investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank`s main office is at 225 Franklin Street, Boston, Massachusetts 02110.

  Tax-Efficient Funds

  The fund has entered into a Custodian Agreement with JPMorgan Chase Bank, London, pursuant to which portfolio securities that are purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan Chase Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for JPMorgan Chase Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

  CODE OF ETHICS

  The fund, its investment adviser (T. Rowe Price), and its principal underwriter (T. Rowe Price Investment ;Services) have a written Code of Ethics which requires persons with access to investment information ;("Access Persons") to obtain prior clearance before engaging in personal securities transactions. In addition, ;all Access Persons must report their personal securities transactions within 10 days of their execution. Access ;Persons will not be permitted to effect transactions in a security if: there are pending client orders in the ;security; the security has been purchased or sold by a client within seven calendar days; the security is being ;considered for purchase for a client;;or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

  PORTFOLIO TRANSACTIONS

  Investment or Brokerage Discretion

  Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.

  The fund`s purchases and sales of fixed-income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund (other than Tax-Efficient Funds to the extent they purchase equity securities). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.

  How Brokers and Dealers Are Selected

  Fixed-Income Securities

  Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client, although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

  Equity Securities

  In purchasing and selling equity securities, it is T. Rowe Price`s policy to seek to obtain quality execution at .favorable security prices through responsible brokers and dealers and at competitive commission rates. .However, under certain conditions, higher brokerage commissions may be paid in return for brokerage and .research services..As a general practice, over-the-counter orders are executed with market-makers through an .electronic communications network on an agency basis. In selecting from among market-makers, T. Rowe .Price generally seeks to select those it believes to be actively and effectively trading the security being .purchased or sold.In selecting brokers and dealers to execute the fund`s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution, and operational capabilities of competing brokers and dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

  Equity and Fixed-Income Securities

  With respect to equity and fixed-income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker or dealer who furnishes brokerage and/or research services benefiting the fund; designate any such broker or dealer to receive selling concessions, discounts, or other allowances; or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed-price offerings.

  How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions Paid

  On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction in terms of the number of shares, dollar amount, and number of clients; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

  Description of Research Services Received From Brokers and Dealers

  T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts, and personal meetings with security analysts. Such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers. In addition, such services may include computers and related hardware.

  Research services received from brokers and dealers are supplemental to T. Rowe Price`s own research efforts and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price`s Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price`s normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price is relieved of expenses which it might otherwise bear.

  T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

  Directed Brokerage

  In 2002, the T. Rowe Price Funds that invest in domestic equity securities adopted a commission recapture program. Under the program, a percentage of commissions generated by the portfolio transactions of those funds is rebated to the funds by the brokers and used to pay for certain fund operating expenses.

  Commissions to Brokers Who Furnish Research Services

  Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such brokers. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed-price offerings in which the fund participates. Such research is used to benefit the accounts that purchase in the offering.

  Internal Allocation Procedures

  T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers, which are able to meet the needs of the transaction.

  Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers and dealers and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage, execution, and research services they receive from brokers and dealers and make judgments as to the level of business which would recognize such services. In addition, brokers and dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

  Miscellaneous

  T. Rowe Price`s brokerage allocation policy is generally applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the fund.

  From time to time, orders for clients may be placed through a computerized transaction network.

  The fund does not allocate business to any broker-dealer on the basis of its sales of the fund`s shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

  Some of T. Rowe Price`s other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price`s policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution, which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client`s proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price may include the T. Rowe Price Associates Foundation, Inc. and The T. Rowe Price Program for Charitable Giving, Inc., not for profit entities, in aggregated orders from time to time. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by its clients in the aggregate. For purposes of determining the 10% limit, T. Rowe Price includes securities held by clients of affiliated advisers.

  T. Rowe Price may give advice and take action for clients, including investment companies, which differs from advice given or the timing or nature of action taken for other clients. Price Associates is not obligated to initiate transactions for clients in any security that its principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.

  Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

  At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

  Trade Allocation Policies

  T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed-Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders, depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimus positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio`s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to the fund.

  Other

  The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the last three fiscal years:
Fund	2003	2002	2001
California Tax-Free Bond	$182,000	$297,000	$194,000
California Tax-Free Money	4,000	19,000	0
Florida Intermediate Tax-Free	24,000	20,000	30,000
Georgia Tax-Free Bond	52,000	61,000	64,000
Maryland Short-Term Tax-Free Bond	84,000	27,000	6,000
Maryland Tax-Free Bond	385,000	484,000	333,000
Maryland Tax-Free Money	3,000	1,000	(a)
New Jersey Tax-Free Bond	91,000	96,000	91,000
New York Tax-Free Bond	289,000	255,000	206,000
New York Tax-Free Money	4,000	1,000	0
Virginia Tax-Free Bond	254,000	361,000	129,000
Tax-Efficient Balanced	4,000	19,000	21,000
Tax-Efficient Growth	18,000	11,000	22,000
Tax-Efficient Multi-Cap Growth	15,000	11,000	12,000
Tax-Exempt Money	69,000	4,000	0
Tax-Free High Yield	1,148,000	1,586,000	658,000
Tax-Free Income	959,000	1,103,000	922,000
Tax-Free Intermediate Bond	87,000	68,000	19,000
Tax-Free Short-Intermediate	172,000	141,000	217,000

  (a)Prior to commencement of operations.

  The percentage of total portfolio transactions, placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the funds, or in some cases, to the funds for the last three fiscal years, are shown below:
Fund	2003	2002	2001
Tax-Efficient Growth	0%	0%	0%
Tax-Efficient Multi-Cap Growth	0	0.39	0

  The portfolio turnover rate for each fund for the last three fiscal years are:
Fund	2003	2002	2001
California Tax-Free Bond	28.5%	39.0%	37.7%
Florida Intermediate Tax-Free	12.8	15.3	19.5
Georgia Tax-Free Bond	24.8	32.1	33.9
Maryland Short-Term Tax-Free Bond	31.9	23.8	29.2
Maryland Tax-Free Bond	19.4	18.5	19.3
New Jersey Tax-Free Bond	14.7	17.0	24.6
New York Tax-Free Bond	30.0	33.5	36.1
Virginia Tax-Free Bond	33.5	47.1	38.1
Tax-Efficient Balanced	21.3	24.3	19.1
Tax-Efficient Growth	17.6	8.5	12.0
Tax-Efficient Multi-Cap Growth	27.0	15.4	10.4(a)
Tax-Free High Yield	30.8	32.7	15.1
Tax-Free Income	24.4	28.2	28.6
Tax-Free Intermediate Bond	20.7	19.7	17.3
Tax-Free Short-Intermediate	29.7	30.0	40.7(b)

  (a)Annualized.

  (b)Excludes the effect of the acquisition of the Virginia Short-Term Bond Fund assets.

  PRICING OF SECURITIES

  All funds (other than the Money Funds)

  Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Purchased and written options are valued at the mean of the closing bid and ask prices. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices.

  Tax-Efficient Funds

  Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities.

  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank.

  Money Funds

  Securities are valued at amortized cost.

  All funds

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board.

  Maintenance of Money Fund`s Net Asset Value per Share at $1.00

  It is the policy of the fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the fund`s acquisition cost as adjusted for amortization of premium or accumulation of discount, rather than by reference to their market value. Under Rule 2a-7:

  (a)The Board must establish written procedures reasonably designed, taking into account current market conditions and the fund`s investment objectives, to stabilize the fund`s net asset value per share, as computed for the purpose of distribution, redemption, and repurchase, at a single value;

  (b)The fund must (i) maintain a dollarweighted average portfolio maturity appropriate to its objective of maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollarweighted average portfolio maturity of 90 days or less;

  (c)The fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the fund`s Board determines present minimal credit risks and which are eligible securities as defined by Rule 2a-7; and

  (d)The Board must determine that (i) it is in the best interest of the fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the fund will continue to use the amortized cost method only so long as the Board believes that it fairly reflects the market-based net asset value per share.

  Although the fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the fund`s net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the fund`s net asset value per share were to increase, or were anticipated to increase, above $1.00 (rounded to the nearest one cent), the Board of the fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

  NET ASSET VALUE PER SHARE

  The purchase and redemption price of the fund`s shares is equal to the fund`s net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year`s Day, Dr. Martin Luther King, Jr. Holiday, Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

  Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the fund ,may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday ,closings,,(b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund`s shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

  DIVIDENDS AND DISTRIBUTIONS

  Unless you elect otherwise, the fund`s annual capital gain distribution and, for the Tax-Efficient Funds, the annual dividend, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date may precede the payment date by as much as one day although the exact timing is subject to change and can be as great as 10 days.

  TAX STATUS

  The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

  Generally, dividends paid by the fund are not eligible for the dividends-received deduction applicable to corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare by its year-end dividends equal to at least 90% of net tax-exempt income (as of its year-end) to permit pass-through of tax-exempt income to shareholders. Each fund must also declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax, and distribute within 12 months 100% of ordinary income and capital gains (as of its tax year-end) to avoid federal income tax.

  At the time of your purchase, the fund`s net asset value may reflect undistributed income., capital gains, or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

  If, in any taxable year, the fund should not qualify as a regulated investment company under the Code: (1) the .fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without a .

  deduction for dividends or other distributions to shareholders; and (2) the fund`s distributions, to the extent .made out of the fund`s current or accumulated earnings and profits, would be taxable to shareholders as .ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends),. and the fund may qualify for the 70% deduction for dividends received by corporations.

  All funds (other than Tax-Efficient Funds)

  The funds anticipate that substantially all of the dividends to be paid by each fund will be exempt from federal income taxes. If any portion of a fund`s dividends is not exempt from federal income taxes, you will receive a Form 1099-DIV stating the taxable portion. The funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of alternative minimum tax. Social Security recipients who receive interest from tax-exempt securities may have to pay taxes on a portion of their Social Security benefit.

  Because the interest on municipal securities is tax-exempt, any interest on money you borrow that is directly or indirectly used to purchase fund shares is not deductible. (See Section 265(a)(2) of the Internal Revenue Code.) Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a fund. The income from such bonds may not be tax-exempt for such substantial users.

  Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds

  A portion of the dividends paid by the funds may be eligible for the dividends-received deduction applicable .to corporate shareholders.For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares.

  Florida Intermediate Tax-Free Fund

  Although Florida does not have a state income tax, it does impose an intangibles property tax that applies to shares of mutual funds. However, a fund that is organized as a business trust and invested at least 90% in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the intangibles tax. If a fund`s portfolio is less than 90% invested in these exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.

  The fund is organized as a business trust and will make every effort to have at least 90% of its portfolio invested in exempt securities on January 1 and, therefore, expects that the entire value of all fund shares will be exempt from the intangibles tax. Nevertheless, exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.

  Taxation of Foreign Shareholders

  The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is engaged in a business in the U.S. and the gains are connected with that business, or the shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

  Passive Foreign Investment Companies

  The fund may purchase the securities of certain foreign investment funds or trusts, called passive foreign investment companies, for U.S. tax purposes. Such foreign investment funds or trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the fund`s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such foreign investment funds or trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

  To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions.

  Foreign Currency Gains and Losses

  Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund`s taxable year.

  YIELD INFORMATION

  Money Funds

  The fund`s current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period, then multiplied by 365 to arrive at the annualized yield for that period. The fund`s annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

  The Money Funds` current and compound yields for the seven days ended February 28, 2003, were:
Fund	Current Yield	Compound Yield
California Tax-Free Money	0.64%	0.64%
Maryland Tax-Free Money	0.65	0.66
New York Tax-Free Money	0.64	0.64
Tax-Exempt Money	0.75	0.75

  Bond Funds

  An income factor is calculated for each security in the portfolio based upon the security`s market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield, which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only and are not intended to indicate future performance or forecast the dividend per share of the fund.

  The yield of each fund calculated under the above-described method for the month ended February 28, 2003, was:
California Tax-Free Bond Fund	3.64%
Florida Intermediate Tax-Free Fund	2.48
Georgia Tax-Free Bond Fund	3.42
Maryland Short-Term Tax-Free Bond Fund	1.07
Maryland Tax-Free Bond Fund	3.47
New Jersey Tax-Free Bond Fund	3.44
New York Tax-Free Bond Fund	3.50
Virginia Tax-Free Bond Fund	3.41
Tax-Free High Yield Fund	4.89
Tax-Free Income Fund	3.60
Tax-Free Income Fund—Advisor Class	3.23
Tax-Free Intermediate Bond Fund	2.45
Tax-Free Short-Intermediate Fund	1.77

  The tax-equivalent yields (assuming a federal tax bracket of 30.0%) for each fund for the same period were as follows:
California Tax-Free Bond Fund(a)	5.73%
Florida Intermediate Tax-Free Fund(b)	3.64
Georgia Tax-Free Bond Fund(c)	5.20
Maryland Short-Term Tax-Free Bond Fund(d)	1.66
Maryland Tax-Free Bond Fund(d)	5.38
New Jersey Tax-Free Bond Fund(e)	5.25
New York Tax-Free Bond Fund(f)	5.58
Virginia Tax-Free Bond Fund(g)	5.17
Tax-Free High Yield Fund	6.99
Tax-Free Income Fund	5.14
Tax-Free Income Fund—Advisor Class	4.61
Tax-Free Intermediate Bond Fund	3.50
Tax-Free Short-Intermediate Fund	2.53

  (a)Assumes a state tax bracket of 9.3%.

  (b)Assumes an intangibles tax rate of 0.1%.

  (c)Assumes a state tax bracket of 6.0%.

  (d)Assumes a state tax bracket of 4.75% and a local tax bracket of 3.15%.

  (e)Assumes a state tax bracket of 6.37%.

  (f)Assumes a state tax bracket of 6.85% and a local tax bracket of 3.648%.

  (g)Assumes a state tax bracket of 5.75%.

  The tax-equivalent yields (assuming a federal tax bracket of 27.0%) for each fund for the same period were as follows:
California Tax-Free Bond Fund(a)	5.50%
Florida Intermediate Tax-Free Fund(b)	3.50
Georgia Tax-Free Bond Fund(c)	4.99
Maryland Short-Term Tax-Free Bond Fund(d)	1.59
Maryland Tax-Free Bond Fund(d)	5.16
New Jersey Tax-Free Bond Fund(e)	4.99
New York Tax-Free Bond Fund(f)	5.36
Virginia Tax-Free Bond Fund(g)	4.96
Tax-Free High Yield Fund	6.70
Tax-Free Income Fund	4.93
Tax-Free Income Fund—Advisor Class	4.42
Tax-Free Intermediate Bond Fund	3.36
Tax-Free Short-Intermediate Fund	2.42

  (a)Assumes a state tax bracket of 9.3%.

  (b)Assumes an intangibles tax rate of 0.1%.

  (c)Assumes a state tax bracket of 6.0%.

  (d)Assumes a state tax bracket of 4.75% and a local tax bracket of 3.15%.

  (e)Assumes a state tax bracket of 5.525%.

  (f)Assumes a state tax bracket of 6.85% and a local tax bracket of 3.648%.

  (g)Assumes a state tax bracket of 5.75%.

  INVESTMENT PERFORMANCE

  Total Return Performance

  The fund`s calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any period of time will vary from the average.

Cumulative Performance Percentage Change Periods Ended 2/28/03
Fund	1 Yr.	5 Yrs.	10 Yrs.	Since Inception	Inception Date
California Tax-Free Bond	6.63%	30.78%	78.28%	181.64%	09/15/86
California Tax-Free Money	0.88	11.38	27.36	65.00	09/15/86
Florida Intermediate Tax-Free	6.98	29.43	—	72.64	03/31/93
Georgia Tax-Free Bond	7.15	30.29	—	82.85	03/31/93
Maryland Short-Term Tax-Free Bond	3.62	22.92	50.11	52.62	01/29/93
Maryland Tax-Free Bond	7.87	32.00	78.25	172.24	03/31/87
Maryland Tax-Free Money	0.97	—	—	2.77	03/30/01
New Jersey Tax-Free Bond	7.83	30.74	75.78	121.15	04/30/91
New York Tax-Free Bond	7.48	30.76	78.27	196.76	08/28/86
New York Tax-Free Money	0.88	12.51	28.67	65.61	08/28/86
Virginia Tax-Free Bond	7.94	32.42	80.53	122.73	04/30/91
Tax-Efficient Balanced	-7.93	16.27	—	33.66	06/30/97
Tax-Efficient Growth	-23.71(a)	—	—	-29.20(a)	07/30/99
Tax-Efficient Multi-Cap Growth	-22.56(a)	—	—	-33.40(a)	12/29/00
Tax-Exempt Money	1.01	13.36	30.59	136.91	04/08/81
Tax-Free High Yield	5.54	20.46	70.13	295.41	03/01/85
Tax-Free Income	7.42	30.55	77.47	488.43	10/26/76
Tax-Free Income Fund—Advisor Class	—	—	—	1.02	09/30/02
Tax-Free Intermediate Bond	6.80	29.93	72.35	84.08	11/30/92
Tax-Free Short-Intermediate	4.94	26.73	57.96	185.23	12/23/83

  (a)Not adjusted for redemption fees.

Average Annual Compound Rates of Return Periods Ended 2/28/03
Fund	1 Yr.	5 Yrs.	10 Yrs.	Since Inception	Inception Date
California Tax-Free Bond	6.63%	5.51%	5.95%	6.50%	09/15/86
California Tax-Free Money	0.88	2.18	2.45	3.09	09/15/86
Florida Intermediate Tax-Free	6.98	5.30	—	5.66	03/31/93
Georgia Tax-Free Bond	7.15	5.43	—	6.28	03/31/93
Maryland Short-Term Tax-Free Bond	3.62	4.21	4.15	4.28	01/29/93
Maryland Tax-Free Bond	7.87	5.71	5.95	6.49	03/31/87
Maryland Tax-Free Money	0.97	—	—	1.43	03/30/01
New Jersey Tax-Free Bond	7.83	5.51	5.80	6.94	04/30/91
New York Tax-Free Bond	7.48	5.51	5.95	6.81	08/28/86
New York Tax-Free Money	0.88	2.39	2.55	3.10	08/28/86
Virginia Tax-Free Bond	7.94	5.78	6.09	7.00	04/30/91
Tax-Efficient Balanced	-7.93	3.06	—	5.25	06/30/97
Tax-Efficient Growth	-23.71(a)	—	—	-9.18(a)	07/30/99
Tax-Efficient Multi-Cap Growth	-22.56(a)	—	—	-17.11(a)	12/29/00
Tax-Exempt Money	1.01	2.54	2.70	4.02	04/08/81
Tax-Free High Yield	5.54	3.79	5.46	7.94	03/01/85
Tax-Free Income	7.42	5.48	5.90	6.96	10/26/76
Tax-Free Income Fund—Advisor Class	—	—	—	*	09/30/02
Tax-Free Intermediate Bond	6.80	5.38	5.59	6.14	11/30/92
Tax-Free Short-Intermediate	4.94	4.85	4.68	5.62	12/23/83

  (a)Not adjusted for redemption fees.

  *No figure is provided because the fund`s performance is for a period of less than one year.

  Outside Sources of Information

  From time to time, in reports and promotional literature: (1) the fund`s total return performance, ranking, or any other measure of the fund`s performance may be compared to any one or combination of the following: (a) a broad-based index, (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms, ranking entities, or financial publications, (c) indices of securities comparable to those in which the fund invests; (2) the consumer price index (or any other measure for inflation), or government statistics, such as GNP, may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund`s performance; (4) the effect of tax-deferred compounding on the fund`s investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax-advantaged product, may be illustrated by graphs, charts, etc.; (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund`s historical performance or current or potential value with respect to the particular industry or sector; and (6) the fund may disclose the performance of other funds or accounts managed by T. Rowe Price in a manner similar to the fund.

  Other Publications

  From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund`s portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund`s portfolio.

  Other Features and Benefits

  The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.

  Redemptions in Kind

  The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind and in cash as set forth in its prospectus.

  In the unlikely event a shareholder were to receive an in-kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

  CAPITAL STOCK

  Tax-Efficient, Tax-Exempt Money, Tax-Free High Yield, Income, Intermediate Bond, and Short-Intermediate Funds

  Currently, the T. Rowe Price Tax-Efficient Funds, Inc., which consists of three series, Tax-Efficient Balanced Fund, Tax-Efficient Growth Fund, and Tax-Efficient Multi-Cap Growth Fund; the T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., and the T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. are all organized as Maryland corporations.

  The fund`s Charter authorizes the Board to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

  Except to the extent that the fund`s Board might provide that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Directors have provided that, as to any matter with respect to which a separate vote of any class is required by the 1940 Act, such requirement as to a separate vote by that class shall apply in lieu of any voting requirements established by the Maryland General Corporation Law. Otherwise, holders of each class of capital stock are not entitled to vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders` meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporation, a special meeting of shareholders of the Corporation shall be called by the Secretary of the Corporation on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least ten (10) percent and (b) in the case of a meeting for any other purpose, at least 25 percent, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporation the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporation, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporation to the extent required by Section 16(c) of the 1940 Act.

  ORGANIZATION OF THE FUND

  California and State Tax-Free Trusts

  Currently, the T. Rowe Price California Tax-Free Income Trust consists of two series: California Tax-Free Bond Fund and California Tax-Free Money Fund. The T. Rowe Price State Tax-Free Income Trust consists of nine series: Florida Intermediate Tax-Free Fund, Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, Maryland Tax-Free Bond Fund, Maryland Tax-Free Money Fund, New Jersey Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, and Virginia Tax-Free Bond Fund, each of which represents a separate class of each Trust`s shares and has different objectives and investment policies.

  For tax and business reasons, the funds were organized as Massachusetts business trusts and are registered with the SEC under the 1940 Act as diversified, open-end investment companies, commonly known as "mutual funds."

  The Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the fund. In the event of the liquidation of the fund, each share is entitled to a pro-rata share of the net assets of the fund.

  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders` meeting for the election of trustees. Pursuant to Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

  Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or a Trustee. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the fund, the shareholders of the fund paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.

  federal registration of shares

  The fund`s shares are registered for sale under the 1933 Act. Registration of the fund`s shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.

  legal counsel

  Shearman & Sterling LLP, whose address is 599 Lexington Avenue, New York, New York 10022, is legal counsel to the fund.

  INDEPENDENT ACCOUNTANTS

  PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.

  The financial statements of the funds listed below for the period ended February 28, 2003, and the report of independent accountants are included in each fund`s Annual Report for the period ended February 28, 2003. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the period ended February 28, 2003, are incorporated into this Statement of Additional Information by reference (references are to page numbers in the reports):

ANNUAL REPORT REFERENCES:
	CALIFORNIA TAX- FREE money	CALIFORNIA Tax- FREE bond
Financial Highlights, February 28, 2003	11	12
Portfolio of Investments, February 28, 2003	13-15	—
Statement of Net Assets, February 28, 2003	—	16-23
Statement of Assets and Liabilities, February 28, 2003	24	—
Statement of Operations, year ended February 28, 2003	25	25
Statement of Changes in Net Assets, years ended February 28, 2003, and February 28, 2002	26	26
Notes to Financial Statements, February 28, 2003	27-30	27-30
Report of Independent Accountants	31	31

	NEW JERSEY TAX-FREE BOND	FLORIDA INTERMEDIATE TAX-FREE	gEORGIA TAX-FREE BOND
Financial Highlights, February 28, 2003	9	8	8
Statement of Net Assets, February 28, 2003	10-15	9-12	9-13
Statement of Operations, year ended February 28, 2003	16	13	14
Statement of Changes in Net Assets, years ended February 28, 2003, and February 28, 2002	17	14	15
Notes to Financial Statements, February 28, 2003	18-21	15-17	16-19
Report of Independent Accountants	22	18	20

	NEW YORK tax-FREE bond	NEW YORK tax- FREE Money	VIRGINIA TAX-FREE bond
Financial Highlights, February 28, 2003	12	11	8
Statement of Net Assets, February 28, 2003	17-23	13-16	9-16
Statement of Operations, year ended February 28, 2003	24	24	17
Statement of Changes in Net Assets, years ended February 28, 2003, and February 28, 2002	25	25	18
Notes to Financial Statements, February 28, 2003	26-29	26-29	19-22
Report of Independent Accountants	30	30	23

	Maryland Short-Term Tax-free bond	Maryland tax-free bond
Financial Highlights, February 28, 2003	13	14
Statement of Net Assets, February 28, 2003	19-25	26-39
Statement of Operations, year ended February 28, 2003	40	40
Statement of Changes in Net Assets, years ended February 28, 2003, and February 28, 2002	41	41
Notes to Financial Statements, February 28, 2003	42-46	42-46
Report of Independent Accountants	47	47

Maryland Tax-Free Money
Financial Highlights, February 28, 2003	12
Statement of Net Assets, February 28, 2003	15-18
Statement of Operations, year ended February 28, 2003	40
Statement of Changes in Net Assets, year ended February 28, 2003, and period of March 30, 2001 (commencement of operations) through February 28, 2002	41
Notes to Financial Statements, February 28, 2003	42-46
Report of Independent Accountants	47

	tax-exempt money	tax-free high yield
Financial Highlights, February 28, 2003	2	2
Statement of Net Assets, February 28, 2003	3-12	3-25
Statement of Operations, year ended February 28, 2003	13	26
Statement of Changes in Net Assets, years ended February 28, 2003, and February 28, 2002	14	27
Notes to Financial Statements, February 28, 2003	15-17	28-31
Report of Independent Accountants	18	32

	tax-free intermediate bond	TAX-EFFICIENT BALANCED	tax-free short- intermediate
Financial Highlights, February 28, 2003	2	2	2
Statement of Net Assets, February 28, 2003	3-13	3-12	3-16
Statement of Operations, year ended February 28, 2003	14	13	17
Statement of Changes in Net Assets, years ended February 28, 2003, and February 28, 2002	15	14	18
Notes to Financial Statements, February 28, 2003	16-19	15-18	19-22
Report of Independent Accountants	20	19	23

	TAX-EFFICIENT Growth	tax-free income	tax-free income fUND— Advisor
Financial Highlights, February 28, 2003	2	2	3
Statement of Net Assets, February 28, 2003	3-8	4-23	4-23
Statement of Operations, year ended February 28, 2003	9	24	24
Statement of Changes in Net Assets, years ended February 28, 2003, and February 28, 2002	10	25	25
Notes to Financial Statements, February 28, 2003	11-14	26-29	26-29
Report of Independent Accountants	15	30	30

TAX-EFFICIENT Multi-Cap Growth
Financial Highlights, February 28, 2003	2
Portfolio of Investments, February 28, 2003	3-11
Statement of Assets and Liabilities, February 28, 2003	12
Statement of Operations, year ended February 28, 2003	13
Statement of Changes in Net Assets, years ended February 28, 2003, and February 28, 2002	14
Notes to Financial Statements, February 28, 2003	15-18
Report of Independent Accountants	19

  RATINGS OF MUNICIPAL DEBT SECURITIES

  Moody`s Investors Service, Inc.

  Aaa—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

  Aa—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.

  A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

  Baa—Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba—Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B—Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa—Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to repayment of principal or payment of interest.

  Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C—Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.

  Standard & Poor`s Corporation

  AAA—This is the highest rating assigned by Standard & Poor`s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

  A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB, B, CCC, CC, C—Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer`s capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  D—In default.

  Fitch IBCA, Inc.

  AAA—High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

  AA—Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of AAA class, but a bond so rated may be junior, though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

  A—Bonds rated A are considered to be investment grade and of high credit quality. The obligor`s ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB—Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor`s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB, B, CCC, CC, and C—Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer`s capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

  RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES

  Moody`s Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample, though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG-4 adequate quality, but there is specific risk.

  Standard & Poor`s Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

  Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

  RATINGS OF COMMERCIAL PAPER

  Moody`s Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

  Standard & Poor`s Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+)

  designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are more vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

  Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.